                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                              --------------------

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Filed by the Registrant [X]
         Filed by a Party other than the Registrant [ ]
         Check the appropriate box:

         [ ]  Preliminary Proxy Statement       [ ] Confidential, For Use of
              (as permitted                          Commission Only by Rule
                                                                14a-6(e)(2))
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SPECIAL DEVICES, INCORPORATED
-------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

-------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

                       Payment of Filing Fee:
         [X]  No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:

             ------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

             ------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             ------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

             ------------------------------------------------------------------
         (5) Total fee paid:

             ------------------------------------------------------------------
        [ ]   Fee paid previously with preliminary materials:

             ------------------------------------------------------------------
        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

             ------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

             ------------------------------------------------------------------
         (3) Filing Party:

             ------------------------------------------------------------------
          4)  Date Filed:

             ------------------------------------------------------------------

                         SPECIAL DEVICES, INCORPORATED
                        16830 WEST PLACERITA CANYON ROAD
                           NEWHALL, CALIFORNIA  91321
                        _______________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 19, 1997
                        _______________________________

To The Stockholders of
Special Devices, Incorporated:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Special Devices, Incorporated, a Delaware corporation (the "Company"), will be held at the Hampton Inn, 25259 North The Old Road, Valencia, California, on Wednesday, March 19, 1997, at 10:00 A.M., local time, for the purpose of considering and acting upon the following:

1. The election of two directors, to hold office until the 2000 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

2. To ratify 1996 Key Employee Stock Option and 1996 Performance Stock Option grants made to certain key employees of the Company; and

3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on February 4, 1997 will be entitled to notice of and to vote at the meeting and any adjournments thereof.


                                                By Order of the Board of
                                                Directors,


                                                THOMAS F. TREINEN
                                                Chairman of the Board


Dated:  February 21, 1997



         PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         SPECIAL DEVICES, INCORPORATED
                        16830 WEST PLACERITA CANYON ROAD
                           NEWHALL, CALIFORNIA 91321

                               _________________

                                PROXY STATEMENT
                  ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 MARCH 19, 1997

                               _________________

         This Proxy Statement is being mailed on or about February 21, 1997 to stockholders of Special Devices, Incorporated (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on March 19, 1997, or any adjournment or adjournments thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

         When a proxy in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in accordance with the recommendations of the Board of Directors and in the discretion of the Proxies. A stockholder who executes and returns the enclosed proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Chairman of the Board of the Company, at the address of the Company, or by revoking it in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned the enclosed proxy does not alone revoke the proxy.

         The costs of preparing and mailing this Notice and Proxy Statement and the enclosed form of proxy will be paid by the Company. In addition to soliciting proxies by mail, officers and regular employees of the Company may, at the Company's expense, solicit proxies in person and by telephone or telegraph. The Company has retained ChaseMellon Shareholder Services to assist in the solicitation of proxies. The Company will pay reasonable out-of-pocket expenses incurred by them. The Company will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding solicitation material to principals and for obtaining their instructions.

                               VOTING SECURITIES

         As of the close of business on February 4, 1997, 7,685,363 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), were outstanding and held of record by approximately 206 stockholders, each of which shares is entitled to one vote at the Annual Meeting. The Company has no other class of voting securities outstanding.

         A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. In all matters other than the election of directors, the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected. As to certain matters other than the election of directors, New York Stock Exchange and American Stock Exchange rules generally require when shares are registered in street or nominee name that their member brokers receive specific instructions from the beneficial owners in order to vote on such a proposal. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                                     ITEM 1
                             ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation provides for a three-tiered classified Board of Directors with staggered terms of office. The Board of Directors consists of three classes, designated as Class I, Class II and Class
III. Pursuant to the Certificate of Incorporation, the term of Class I directors expires at the 1998 Annual Meeting, the term of Class II directors expires at the 1999 Annual Meeting, and the term of Class III directors expires at the 1997 Annual Meeting. At each Annual Meeting, only one class of directors will be elected, and each class of directors will serve a three-year term and until their successors are elected and qualified.

                        INFORMATION CONCERNING NOMINEES

         The nominees for election as Class III directors are set forth below along with certain information regarding the nominees. Unless marked to the contrary, proxies received will be voted for the election of Thomas F. Treinen and Samuel Levin, each of whom currently serves as a Director of the Company, to serve until the 2000 Annual Meeting and until his successor is elected and qualified. If for any reason any nominee should not be available for election or be unable to serve as a Director, the accompanying proxy will be voted for the election of such other person, if any, as the Board of Directors may designate. The Board has no reason to believe that any nominee will be unavailable for election or unable to serve.

                                                                             YEAR
                                                                           COMMENCED         OTHER
                                                                         SERVING AS A      CORPORATE
               NAME AND PRINCIPAL OCCUPATION                    AGE        DIRECTOR      DIRECTORSHIPS
 Thomas F. Treinen                                              59           1976             None

     Mr. Treinen has served as Chairman, President and as a Director of the Company since 1976. Mr. Treinen holds a degree in mechanical engineering and has been employed by the Company since 1965.

 Samuel Levin                                                   67           1994             None

     Mr. Levin has been President of Scot, Incorporated (a wholly-owned subsidiary of the Company) and a Director since September 1994. Prior to that time, Mr. Levin spent 18 years in various executive capacities (including as President beginning in 1992) with Scot, Inc., which sold substantially all of its assets to Scot, Incorporated, a subsidiary of the Company, in September 1994. Mr. Levin holds a degree in mechanical engineering.

         The proposed nominees are not related by blood or marriage to any executive officer of the Company.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

                        INFORMATION CONCERNING DIRECTORS

         Set forth below are the Class I and Class II directors whose terms do not expire this year, along with certain information regarding these directors.




                                                                          YEAR COMMENCED       OTHER
                                                                           SERVING AS A      CORPORATE
                 NAME AND PRINCIPAL OCCUPATION                    AGE         DIRECTOR      DIRECTORSHIPS
-------------------------------------------------------------    -----    ---------------   -------------

 J. Nelson Hoffman(1)                                              63          1991             None
     Mr. Hoffman has been a Director of the Company since May
     1991.  Mr. Hoffman was Chairman and Chief Executive
     Officer of Brice Manufacturing Co., Pacoima, California,
     a manufacturer of commercial aircraft interior spare
     parts, until the company was sold in December 1994.  Mr.
     Hoffman holds a degree in optical physics and had been
     employed by Brice Manufacturing Co. since 1979. (Class I)

 Robert S. Ritchie                                                 54          1994             None
     Mr. Ritchie has been employed by the Company since May
     1990, a Vice President since October 1991 and a Director
     since September 1994.  From 1985 to 1990, Mr. Ritchie was
     an independent business management consultant servicing
     aerospace and commercial companies.  Mr. Ritchie holds a
     degree in mechanical engineering and an MBA. (Class I)

 Jack B. Watson                                                    61          1991             Watson
     Mr. Watson has been a Director of the Company since April                                Helicopters
     1991 and was Vice President of the Company's Automotive                                    Inc.
     Products Division from January 1992 to April 1992.  Mr.
     Watson served as President of the Automotive Products
     Division from 1987 to January 1992 when he resigned to
     concentrate on specific projects.  Effective January
     1997, Mr. Watson became re-employed by the Company in the
     position of Vice President, Automotive Products Division.
     From 1982 to the present, Mr. Watson has been President
     of Watson Helicopters Inc. (a company engaged in flight
     training, charter service, maintenance and helicopter
     sales). Prior to his re-employment by the Company,
     Mr. Watson provided consulting services to the Company
     regarding pyrotechnic devices.  Mr. Watson was initially
     employed by the Company from 1967 to 1981.  He served as
     Vice President from 1970 to 1975 and as Co-President with
     Mr. Treinen from 1974 to 1981.  Mr. Watson holds degrees
     in aerodynamics. (Class I)


                                                                          YEAR COMMENCED       OTHER
                                                                           SERVING AS A      CORPORATE
                 NAME AND PRINCIPAL OCCUPATION                    AGE        DIRECTOR      DIRECTORSHIPS
-------------------------------------------------------------    -----    ---------------   -------------

 Donald A. Bendix(1)                                               60          1991            Sierra
     Mr. Bendix has been a Director of the Company since May                                  Concepts
     1991.  Mr. Bendix is the Chief Financial Officer,                                       Corporation
     Secretary and Treasurer of Sierra Concepts Corporation                                     and
     and its major operating subsidiary, Ellison Machinery                                  Subsidiaries
     Company, Santa Fe Springs, California, a distributor of
     high technology machinery equipment and machine tools.
     Mr. Bendix holds a degree in marketing and has been
     employed by Ellison Machinery since 1968. (Class II)

 John M. Cuthbert                                                  54          1991             None
     Mr. Cuthbert has been a Director of the Company since
     June 1991 and has served as President of the Automotive
     Products Division since January 1992.  From December 1989
     to January 1992, he served as a Vice President of the
     Automotive Products Division.  From 1977 to 1984, Mr.
     Cuthbert was Director of Engineering at OEA, Inc.
     (aerospace and automotive  products) and was Vice
     President of Engineering for OEA from 1984 to 1989.  Mr.
     Cuthbert holds a degree in mechanical engineering. (Class
     II)
--------------

(1)  Member of the Audit Committee and Compensation Committee.



COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors has a standing Audit Committee and a standing Compensation Committee, but does not have a standing nominating committee.

         The members of the Audit Committee, which held one meeting during fiscal year 1996, are Messrs. Bendix and Hoffman. Its functions include recommending to the Board of Directors the selection of the Company's independent public accountants and reviewing with such accountants the plan and results of their audit, the scope and results of the Company's internal audit procedures and the adequacy of the Company's systems of internal accounting controls. In addition, the Audit Committee reviews the independence of the independent public accountants and reviews the fees for audit and non-audit services rendered to the Company by its independent public accountants.

         The members of the Compensation Committee, which held one meeting during fiscal year 1996, are Messrs. Bendix and Hoffman. Its functions include recommending to the Board of Directors the compensation and benefits for senior management, including the grant of stock options.

         During fiscal year 1996, the Board of Directors met three times. Other than Jack B. Watson, no director attended less than 75% of the meetings of the Board and the Committees of the Board on which he served. Mr. Watson attended two of three meetings of the Board of Directors held in fiscal year 1996.

COMPENSATION OF DIRECTORS

         Directors who are not officers or consultants to the Company receive an annual fee of $2,500 plus $250 for each Board of Directors or committee meeting attended. All directors are eligible for reimbursement for their expenses in connection with their attendance at such meetings. In fiscal year 1996, the Company paid the premiums on group medical insurance for Mr. Watson in consideration for consulting services rendered by Mr. Watson to the Company. Such payments amounted to $5,775 for the fiscal year. Directors who are not employees of the Company and who serve on the Company's Compensation Committee or the committee appointed by the Board of Directors to administer the Company's Amended and Restated 1991 Stock Incentive Plan (the "Plan") automatically receive options on a bi-annual basis (on every other August 15th) to acquire 10,000 shares of the Company's Common Stock at an exercise price per share equal to the fair market value of the Company's Common Stock on the date of grant. Pursuant to the Plan, on August 15, 1996, Messrs. Bendix and Hoffman were each granted options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $17.00 per share (the closing price of the Common Stock on the Nasdaq National Market on such date). Such options have a term of ten years and vest ratably over a three-year period, with the first third vesting on August 15, 1997.

                     OWNERSHIP OF THE COMPANY'S SECURITIES

PRINCIPAL STOCKHOLDERS

         The following table sets forth as of February 4, 1997, the record date for the Annual Meeting, the stockholders known to management to be the beneficial owner of more than five percent of the Company's Common Stock:

            NAME AND ADDRESS                     NUMBER OF SHARES                      PERCENT OF
          OF BENEFICIAL OWNER                  BENEFICIALLY OWNED(1)                CLASS OUTSTANDING
------------------------------------    ------------------------------------    --------------------------
 Walter Neubauer                                   1,457,750(2)                           19.0%
      Ordnance Products, Inc.
      21200 S. Figueroa Street
      Carson, CA  90745

 Thomas F. Treinen                                 1,325,000(3)                           17.2%
      Special Devices, Incorporated
      16830 W. Placerita Canyon Road
      Newhall, CA  91321

 Conner Clark & Co. Ltd.                           1,105,900                              14.4%
      40 King Street
      Suite 5110, Box 125
      Toronto, Ontario M5H 3Y2

 FMR Corp.                                           432,700                               5.5%
      82 Devonshire Street
      Boston, MA 02109


______________

(1) Based on 7,685,363 shares of the Company's Common Stock outstanding on February 4, 1997. Except as indicated otherwise in the following notes, shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under California law, personal property owned by a married person may be community property that either spouse may manage and control. The Company has no information as to whether any shares shown in this table are subject to California community property law.

(2) The Neubauer Family Trust dated March 7, 1985 owns 339,373 of such shares and the Neubauer Family Trust dated May 19, 1993 owns 906,750 of such shares. Under both of these trusts, Mr. Neubauer is the sole trustee and has sole voting and investment power over such shares. The remaining 211,627 of such shares are owned by the Neubauer Trust dated December 3, 1992, under which George Ota is the sole trustee and has sole voting and investment power over such shares.

(3) All of such shares are owned by the Treinen Family Trust dated December 2, 1981, as restated on November 3, 1986, under which Mr. Treinen is the sole trustee and has sole voting and investment power.

OWNERSHIP BY MANAGEMENT

         The following table sets forth as of February 4, 1997, the record date for the Annual Meeting, the number of shares of Common Stock of the Company and the percent of Common Stock owned beneficially by each Director and Named Officer (as defined below) of the Company, and by all Directors and executive officers of the Company as a group.

                                                            NUMBER OF SHARES              PERCENT OF
                                                              AND NATURE OF                 CLASS
                        NAME                            BENEFICIAL OWNERSHIP(1)         OUTSTANDING
----------------------------------------------------    ---------------------------      -----------
 Thomas F. Treinen..................................        1,325,000(2)                  17.2%
 John M. Cuthbert...................................          109,200(3)(4)                1.4%
 Robert S. Ritchie..................................           13,950(4)                     *
 Samuel Levin.......................................            3,000(4)(5)                  *
 Donald A. Bendix...................................            6,667(4)                     *
 J. Nelson Hoffman..................................            6,666(4)(6)                  *
 Jack B. Watson.....................................           10,600                        *
 John T. Vinke......................................           14,100(4)                     *
 All directors and executive officers
     as a group (eight persons)(4)..................        1,495,633                     19.3%
--------------

*  Indicates ownership of less than one percent of outstanding shares.

(l) Based on 7,685,363 shares of the Company's Common Stock outstanding on February 4, 1997. Except as indicated otherwise in the following notes, shares shown as beneficially owned are those as to which the named persons possess sole voting and investing power. However, under California law, personal property owned by a married person may be community property which either spouse may manage and control, and the Company has no information as to whether any shares shown in this table are subject to California community property law.

(2) All of such shares are owned by the Treinen Family Trust dated December 2, 1981, as restated on November 3, 1986, under which Mr. Treinen is the sole trustee and has sole voting and investment power.

(3) All of such shares are owned by the Cuthbert Family Trust dated June 9, 1993, under which Mr. Cuthbert is co-trustee with his wife. Mr. and Mrs. Cuthbert, as co-trustees, have shared voting and investment power with respect to such shares.

(4) Includes stock options currently exercisable or exercisable within 60 days of 23,950, 13,950, 1,000, 6,667, 3,333 and 14,100 for Messrs. Cuthbert,
    Ritchie, Levin, Bendix, Hoffman and Vinke, respectively.

(5) All of such shares are held by The Samuel Levin Trust dated July 18, 1994, under which Mr. Levin is sole trustee and has sole voting and investment power with respect to such shares.

(6) All of such shares are held by The Hoffman Family Trust dated September 30, 1991, under which Mr. Hoffman is co-trustee with his wife. Mr. and Mrs. Hoffman, as co-trustees, have shared voting and investment power with respect to such shares.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Executive officers, Directors and ten percent stockholders are required by the SEC to furnish the Company with copies of all Forms 3, 4 and 5 they file.

         Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file a Form 5 for specified fiscal years, the Company believes that all of its executive officers, Directors and greater than ten percent beneficial owners complied with all the filing requirements applicable to them with respect to transactions during fiscal year 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As discussed above, the Compensation Committee of the Board of Directors is composed of two members, Messrs. Bendix and Hoffman, neither of whom is or has been an employee or officer of the Company. No executive officer of the Company has served as a member of the board of directors or compensation committee of any company in which Messrs. Bendix or Hoffman is an executive officer.

                               EXECUTIVE OFFICERS

         The following table sets forth the current executive officers of the
Company:

                                NAME                                  CAPACITIES IN WHICH SERVED      AGE
-----------------------------------------------------------------     --------------------------      ---

 Thomas F. Treinen                                                   Chairman and President           59
     Mr. Treinen has served as Chairman, President and as a
     Director of the Company since 1976.  Mr. Treinen holds a
     degree in mechanical engineering and has been employed by the
     Company since 1965.

 John M. Cuthbert                                                    President, Automotive            54
     Mr. Cuthbert has been a Director of the Company since June         Products Division
     1991 and has served as President of the Automotive Products
     Division since January 1992.  From December 1989 to January
     1992, he served as a Vice President of the Automotive
     Products Division.  From 1977 to 1984, he was Director of
     Engineering at OEA, Inc. (aerospace and automotive products)
     and was Vice President of Engineering for OEA from 1984 to
     1989.  Mr. Cuthbert holds a degree in mechanical engineering.

 Samuel Levin                                                        President, Scot,  Incorporated   67
     Mr. Levin has been President of Scot, Incorporated (a wholly-
     owned subsidiary of the Company) and a Director since
     September 1994.  Prior to that time, Mr. Levin spent 18 years in various executive capacities (including as President
     beginning in 1992) with Scot, Inc., which sold substantially all of its assets to Scot, Incorporated, a subsidiary of the
     Company, in September 1994.  Mr. Levin holds a degree in
     mechanical engineering.

 Robert S. Ritchie                                                   Vice President, Aerospace        54
     Mr. Ritchie has been employed by the Company since May 1990        Division
     and a Vice President since October 1991.  From 1985 to 1990,
     Mr. Ritchie was an independent business management consultant servicing aerospace and commercial companies.  Mr. Ritchie holds a degree in mechanical engineering and an MBA.

                                NAME                                  CAPACITIES IN WHICH SERVED      AGE
-----------------------------------------------------------------     --------------------------      ---

 John T. Vinke                                                       Vice President, Finance and      52
     Mr. Vinke has been employed by the Company since April 1994.       Chief Financial Officer
     From January 1990 through March 1994, Mr. Vinke served as
     Vice President of Finance and Chief Financial Officer of
     Chalco Industries, Inc., a publicly-held aerospace
     manufacturing company that filed a petition for protection under the federal bankruptcy laws in December 1993.  For the six years prior to January 1990, Mr. Vinke was an independent consultant and advised aerospace and other commercial
     companies on the design of management information systems, mergers and acquisitions, and capital financing.  Mr. Vinke is a Certified Public Accountant.

 Jack B. Watson                                                      Vice President, Automotive        61
     Mr. Watson has been a Director of the Company since April          Products Division
     1991 and was Vice President of the Company's Automotive
     Products Division from January 1992 to April 1992.  Mr.
     Watson served as President of the Automotive Products
     Division from 1987 to January 1992 when he resigned to
     concentrate on specific projects.  Effective January
     1997, Mr. Watson became re-employed by the Company in the
     position of Vice President, Automotive Products Division.
     From 1982 to the present, Mr. Watson has been President
     of Watson Helicopters Inc. (a company engaged in flight
     training, charter service, maintenance and helicopter
     sales). Prior to his re-employment by the Company,
     Mr. Watson provided consulting services to the Company
     regarding pyrotechnic devices.  Mr. Watson was initially
     employed by the Company from 1967 to 1981.  He served as
     Vice President from 1970 to 1975 and as Co-President with
     Mr. Treinen from 1974 to 1981.  Mr. Watson holds degrees
     in aerodynamics.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

COMPENSATION

         Set forth below is information concerning the annual and long-term compensation for services in all capacities to the Company for the three fiscal years ended October 31, 1996, of those persons who were, at that date (i) the Chief Executive Officer and (ii) the four other most highly compensated executive officers receiving compensation of $100,000 or more from the Company during such fiscal year (collectively, the "Named Officers").

                                                     SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION
                                                                                           LONG-TERM
                                                                                         COMPENSATION
                                                                                         AWARDS-STOCK         ALL OTHER
         NAME AND PRINCIPAL POSITION             YEAR        SALARY         BONUS       OPTIONS(SHARES)    COMPENSATION(1)
----------------------------------------         ----      --------         ------      ---------------    ---------------
 Thomas F. Treinen                               1996      $199,992        $27,465            --               $4,030
   President and                                 1995       199,992         19,018            --                2,999
   Chief Executive Officer                       1994       190,180         29,466            --                2,622

 John M. Cuthbert                                1996       171,592         13,158         3,000(2)             3,056
   President, Automotive                         1995       164,394          7,199             --               2,465
   Products Division                             1994       154,078         21,354         5,000(2)             2,134

 Robert S. Ritchie                               1996       133,634         13,365         3,000(2)             2,200
   Vice President, Aerospace                     1995       126,592         44,703             --               1,898
   Division                                      1994       127,005         16,578         5,000(2)             1,644

 Samuel Levin                                    1996       181,900         66,972         5,000(2)             7,894
   President, Scot                               1995       169,584         64,216            --                5,762
   Incorporated                                  1994        33,654(3)        --              --                2,301

 John T. Vinke                                   1996       112,912         12,149         3,000(2)             1,078
   Vice President, Finance and                   1995       109,323          7,776             --                 655
   Chief Financial Officer                       1994        57,698(3)       9,500        20,000(2)               --
--------------

(1) Consists of matching contributions by the Company under its 401(k) plan, which was adopted in fiscal year 1994, or its non-qualified deferred compensation plan, which was adopted in fiscal year 1995, and certain life insurance premiums paid on behalf of Mr. Levin.

(2) Granted pursuant to the Company's Amended and Restated 1991 Stock Incentive Plan at the market price on the date of grant.

(3) Messrs. Levin and Vinke became employed by the Company in September 1994 and April 1994, respectively. Accordingly, their fiscal year 1994 compensation figures reflect compensation earned for only a portion of fiscal year 1994.

OPTION GRANTS IN LAST FISCAL YEAR

         Shown below is information concerning grants of options issued by the Company to Named Officers during fiscal year 1996:



                                             NUMBER OF      % OF TOTAL                              POTENTIAL REALIZABLE VALUE
                                            SECURITIES       OPTIONS                                AT ASSUMED ANNUAL RATES OF
                                            UNDERLYING      GRANTED TO     EXERCISE                  STOCK PRICE APPRECIATION
                                              OPTIONS      EMPLOYEES IN      PRICE     EXPIRATION       FOR OPTION TERM(2)
                   NAME                    GRANTED(#)(1)    FISCAL YEAR    ($/SHARE)      DATE          5%           10%
----------------------------------------   ------------     -----------    ---------   ---------     ---------    ----------
 John M. Cuthbert  . . . . . . . . . . .       3,000           17.6%        $17.75         2006        $2,670       $5,340
 Robert S. Ritchie . . . . . . . . . . .       3,000           17.6%        $17.75         2006        $2,670       $5,340
 Samuel Levin  . . . . . . . . . . . . .       5,000           29.4%        $17.75         2006        $4,450       $8,900
 John T. Vinke . . . . . . . . . . . . .       3,000           17.6%        $17.75         2006        $2,670       $5,340
----------------

(1) All options were granted in March 1996, with an exercise price equal to the closing sale price of the Common Stock as reported on the Nasdaq National Market on such date. All options vest ratably over five years, with the first 20% of such options vesting in March 1997.

(2) The 5% and 10% assumed rates of appreciation are specified under the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future price of its Common Stock. The actual value, if any, which a Named Officer may realize upon the exercise of stock options will be based upon the difference between the market price of the Common Stock on the date of exercise and the exercise price.

FISCAL YEAR-END OPTION VALUES

         The following table sets forth for the Named Officers information with respect to unexercised options and year-end option values, in each case with respect to options to purchase shares of the Company's Common Stock.

                                                                    NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                SHARES                              OPTIONS AT FY-END (#)          AT FY-END ($) (1)
                              ACQUIRED ON        VALUE                  EXERCISABLE/                 EXERCISABLE/
           NAME                EXERCISE (#)    REALIZED ($)            UNEXERCISABLE                UNEXERCISABLE
           ----                ------------    ------------            -------------                -------------
Thomas F. Treinen . . . . . .       --            --                             --                      --
John M. Cuthbert  . . . . . .       --            --                        23,350/4,650          $220,150/$18,600
Robert S. Ritchie . . . . . .       --            --                        13,350/4,650          $125,150/$18,600
Samuel Levin  . . . . . . . .       --            --                          --  /5,000          $   --  /$ 6,250
John T. Vinke . . . . . . . .       --            --                         6,900/9,600          $ 69,000/$69,750
--------------

(1) Based upon the closing price on the Nasdaq National Market of the Common Stock on January 29, 1997 ($19.00 per share).

EMPLOYMENT AGREEMENTS

         Samuel Levin, the President and Chief Executive Officer of Scot, Incorporated ("Scot"), entered into an employment agreement with Scot and the Company, the term of which began on September 8, 1994 and ends on October 31, 1997, subject to renewal by the Company for successive one-year periods thereafter, that provides for an annual salary of $168,272 with annual cost-of-living increases. Such employment agreement also provides for participation by Mr. Levin in a bonus and qualified deferred compensation plan. The level of Mr. Levin's participation is calculated according to a formula based upon the net operating income of Scot. In the event Mr. Levin voluntarily terminates the employment agreement or the employment agreement is terminated due to a disability suffered by Mr. Levin, Mr. Levin is entitled to a severance payment equal to one year's salary. In the event Mr. Levin's employment agreement is terminated "For Cause" (as defined therein), Mr. Levin is not entitled to a severance payment. In the event Mr. Levin's employment agreement is terminated due to his death, neither Scot nor the Company is obligated to make a severance payment to Mr. Levin's estate. In the event Mr. Levin's employment agreement is terminated by Scot or the Company for any reason other than "For Cause" or upon Mr. Levin's death or disability, Mr. Levin is entitled to receive as severance an amount equal to his then base salary and his existing employee benefits for the remaining period of the employment agreement. Pursuant to the employment agreement, Mr. Levin has agreed to serve on the Company's Board of Directors, and the Company has agreed to recommend to its stockholders that Mr. Levin serve in such capacity.


         Jack B. Watson, Vice President of the Company's Automotive Products Division and a Director of the Company, entered into an employment and consulting agreement with the Company dated as of January 1, 1997. The employment portion of the agreement is for a term of one year which commenced on January 1, 1997 and ends on December 31, 1997. The employment portion of the agreement provides for a salary of $150,000 for the one year term, and also entitles Mr. Watson to participate in the benefit plans provided by the Company to its other senior officers. The agreement also provides that Mr. Watson may earn a bonus in the amount of $100,000 if the Company achieves certain financial milestones set forth on Exhibit A thereto. In the event Mr. Watson's employment is terminated by the Company for any reason other than (i)

"For Cause" (as defined therein) or (ii) upon Mr. Watson's death or disability, Mr. Watson is entitled to receive as severance an amount equal to the unpaid balance of his $150,000 salary for the employment term. The Company has no obligations under the agreement to make severance payments to Mr. Watson of any kind. The consulting portion of the agreement is for a term of two years which commences on January 1, 1998 and ends on December 31, 1999. For his services as a consultant to the Company, Mr. Watson will receive an annual fee of $50,000 subject to Mr. Watson providing a certain number of hours of service to the Company each month. In the event Mr. Watson's retention as a consultant to the Company is terminated for any reason, Mr. Watson shall receive accrued compensation through the date of termination. In addition, with respect to the 1996 Performance Stock Options granted by the Compensation Committee to Mr. Watson on December 30, 1996 and submitted for stockholder ratification in this proxy statement, if (i) the employment portion of the agreement is terminated without cause or (ii) the consulting portion of the agreement is terminated for any reason (other than Mr. Watson's death or disability), then Mr. Watson shall nevertheless be entitled to the benefits of the 1996 Performance Stock Option Agreements entered into between Mr. Watson and the Company (the forms of which are set forth on Annex E and Annex G hereto) with respect to the accelerated vesting provisions contained in each of those agreements (one for a period of three years, which is based on the Company's stock price, and the other for a period of two years, which is based on the Company achieving certain earnings per share target levels). In the event (i) the employment portion of the agreement is terminated For Cause or (ii) the employment or consulting portion of the agreement is terminated upon Mr. Watson's death or disability, Mr. Watson shall be entitled to the benefits granted to him under the Performance Stock Option Agreements to the extent set forth in Section 6 of each such agreement.

         No other Named Officer (as defined above under "Executive Compensation and Related Matters") is a party to an employment agreement with the Company.

PERFORMANCE GRAPH

         The performance graph shown below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts. The graph shows the Company's total return to stockholders compared to the NASDAQ Market Value Index(1) and a Peer Group Index(2) over the period from November 1, 1991 to October 31, 1996 (the final day of the most recently completed fiscal year).

                COMPARISON OF CUMULATIVE TOTAL RETURN OF SPECIAL DEVICES, INCORPORATED, NASDAQ MARKET INDEX AND PEER GROUP INDEX





                               [COMPARISON CHART]








                                FY 1991     FY 1992     FY 1993     FY 1994     FY 1995      FY 1996
 Special Devices,               $100.00      $78.26      $58.70     $155.43     $141.30      $108.70
 NASDAQ Market Index            $100.00      $96.87     $127.13     $135.16     $160.32      $188.27
 Peer Group Index               $100.00     $104.70     $163.00     $176.51     $170.29      $211.08





__________________________________

  1 Includes all issues trading over the Nasdaq National Market and Over the Counter Markets during the period from November 1, 1991 through October 31, 1996, weighted annually by market capitalization (shares outstanding multiplied by stock price).

  2 A Peer Group Index compiled and published by Media General Financial Services, Inc. comprised of all automotive and automotive parts and accessories companies that were publicly traded in the United States at October 31, 1996, weighted annually by market capitalization (shares outstanding multiplied by stock price). Copies of this index can be obtained by ordering MG Industry Group 03 from Media General Financial Services, Inc., P.O. Box 85333, Richmond, VA, 23293, telephone number (804) 649-6097, and paying their standard fee.

         The cumulative total return shown on the stock performance graph indicates historical results only and is not necessarily indicative of future results.

         Each line on the stock performance graph assumes that $100 was invested in the Company's Common Stock and the respective indices on November 1, 1991. The graph then tracks the value of these investments, assuming reinvestment of dividends, through October 31, 1996.

COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS ON EXECUTIVE COMPENSATION

         The report of the Compensation Committee given below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

         The Compensation Committee of the Board of Directors (the "Compensation Committee"), comprised of two non-employee directors, is responsible for establishing the base salary of the Company's President and for approving and monitoring the criteria used in establishing the base salaries and other compensation of the Company's other executive officers. Set forth below is a report, submitted by Messrs. Hoffman and Bendix in their capacity as the Board's Compensation Committee, addressing the Company's compensation policies for fiscal year 1996 as they affected Mr. Treinen and the other officers named in the Summary Compensation Table appearing elsewhere herein (collectively, the "Executive Officers").

     COMPENSATION POLICIES TOWARDS EXECUTIVE OFFICERS

         The compensation programs of the Company historically have been comprised of only a cash component, awarded primarily based on individual performance. However, the Compensation Committee believes that the most effective executive compensation program is one that provides incentives to achieve both current and long-term strategic management goals of the Company, with the ultimate objective of enhancing stockholder value. In this regard, the Compensation Committee believes executive compensation should be comprised of cash as well as equity- based and other incentive programs. With respect to equity-based compensation, the Compensation Committee believes that an integral part of the Company's compensation program is the ownership and retention of the Company's Common Stock by its Executive Officers. By providing Executive Officers with a meaningful stake in the Company, the value of which is dependent on the Company's long-term success, a commonality of interests between the Company's Executive Officers and its stockholders is fostered.

         As an initial step of introducing incentive-based compensation, in December 1991, options were granted to certain key employees, including Messrs. Cuthbert and Ritchie. The Compensation Committee intends to further increase the orientation of executive compensation policies toward long-term performance and to increase the utilization of objective performance criteria. Options to purchase 17,000 shares of Common Stock were granted to certain corporate officers, at an exercise price of $17.75 per share, the fair market value on the date of grant, during fiscal year 1996.

         SALARIES AWARDED TO THE PRESIDENT AND OTHER EXECUTIVE OFFICERS

         The Board of Directors has delegated to the Compensation Committee the authority to establish compensation levels for the Company's Executive Officers. The Compensation Committee has established a policy of setting the salary of Mr. Treinen while reviewing the base salaries of the other Executive Officers as determined by Mr. Treinen. The salaries of certain of the Executive Officers (including Mr. Treinen) were initially established at or before the time of the Company's initial public offering in 1991 in order to attract and retain high-quality individuals for such positions. Such base salary levels were also established to compensate for the absence of any additional compensation in the form of cash bonuses or equity-based awards. Individual salary levels further took into account the knowledge required, the problem-solving abilities necessary to satisfactorily achieve the assigned duties and responsibilities, the accountability of the positions and their impact on the operations and profitability of the Company. The salaries of Samuel Levin, President of Scot, and John T. Vinke, the Company's Chief Financial Officer, who became executive officers of the Company in 1994, were also established in accordance with these principles.

         In evaluating the performance and setting of the compensation of Mr. Treinen and approving the compensation of the other Executive Officers in fiscal year 1996, the Compensation Committee considered management's continued success in directing the Company's transition toward an increased emphasis on commercial products as compared to defense products, and in the overall growth, improvements made in operations, efficiencies achieved in manufacturing and profitability of the Company. In addition, the Compensation Committee considered management's success in integrating the operations of Scot, its wholly owned subsidiary acquired in September 1994, into the operations of the Aerospace Division. In setting Mr. Treinen's salary, the Compensation Committee also took into account its subjective evaluation of his performance during fiscal year 1996. Although Mr. Treinen's salary has not historically been based upon an evaluation of the Company's overall financial performance, the Compensation Committee may consider the Company's overall financial performance in awarding bonuses to Mr. Treinen and other executive officers in future fiscal years.

         Mr. Treinen determines salary ranges for each of the other Executive Officers based, in part, on his subjective understanding of competitive conditions. Small annual percentage increases in base salaries have been awarded to the Executive Officers within the range of percentage increases given to all of the Company's personnel. Increases to each Executive Officer have been determined by, among other things, a subjective evaluation of such Executive Officer's performance and the results of his operating division. Bonuses awarded to Mr. Ritchie and Mr. Cuthbert in 1994, 1995 and 1996 were based, in part, on the operating performance of the Aerospace and Automotive Products Divisions, respectively, and in part by overall corporate performance. Bonuses awarded to Executive Officers other than Mr. Ritchie and Mr. Cuthbert in those years were based in part on overall corporate operating performance, among other factors.



                 THE COMPENSATION COMMITTEE

                 J. Nelson Hoffman
                 Donald A. Bendix

                                     ITEM 2

               PROPOSAL TO RATIFY 1996 KEY EMPLOYEE STOCK OPTION

                    AND 1996 PERFORMANCE STOCK OPTION GRANTS

         The Company's Board of Directors unanimously recommends that the stockholders ratify 1996 Key Employee Stock Options and 1996 Performance Stock Options granted to certain key employees of the Company as set forth below. All such options were granted by the Compensation Committee of the Board of Directors at an exercise price of $17.00 per share, the fair market value of the Common Stock on December 30, 1996, the date of grant. These options are subject to ratification by the stockholders.

         1.  Key Employee Stock Options were granted to:

                 (i) John M. Cuthbert, President, Automotive Products Division, to purchase 50,000 shares (the form of which option agreement is attached hereto as Annex A);

                 (ii) Robert S. Ritchie, Vice President, Aerospace Division, to purchase 30,000 shares (the form of which option agreement is attached hereto as Annex B);

                 (iii) John T. Vinke, Vice President, Finance and Chief Financial Officer, to purchase 25,000 shares (the form of which option agreement is attached hereto as Annex C); and

                 (iv)     Thomas J. Treinen, Jr., Vice President,
         Administration and Secretary, to purchase 25,000 shares (the form of which option agreement is attached hereto as Annex D).

         The Key Employee Stock Options granted to Messrs. Cuthbert, Ritchie, Vinke and Treinen are at an exercise price of $17.00 per share and vest in equal installments over a five-year period, with the first 20% of the options vesting on December 30, 1997. These options expire on December 30, 2006.

         2.  Performance Stock Options were granted to:

                 (i) Jack B. Watson, Vice President, Automotive Products Division, to purchase 154,000 shares (the form of which option agreement is attached hereto as Annex E); and

                 (ii) John M. Cuthbert, President, Automotive Products Division, to purchase 100,000 shares (the form of which option agreement is attached hereto as Annex F).

         These Performance Stock Options granted to Messrs. Watson and Cuthbert are at an exercise price of $17.00 per share. The Performance Stock Options granted to Mr. Watson vest in full on the eighth anniversary of the date of grant (December 30, 2004), and the Performance Stock Options granted to Mr. Cuthbert vest in full on the fifth anniversary of the date of grant
(December 30, 2001); provided, however, that if during the period commencing on December 30, 1996 (the date of grant) and ending on December 30, 1999, the closing sale price of the Common Stock on the Nasdaq National Market is at least $30.00 per share on 15 trading days within any 30 consecutive-trading-day period, then the Performance Stock Options granted to Messrs. Watson and Cuthbert shall accelerate and vest in full upon close of the Nasdaq National Market on such 15th trading day. These options expire on December 30, 2006.

         3. Performance Stock Options were granted to Jack B. Watson, Vice President, Automotive Products Division, to purchase 58,000 shares at an exercise price of $17.00 per share (the form of which option agreement is attached hereto as Annex G). These Performance Stock Options vest in full on the eighth anniversary of the date of grant (December 30, 2004); provided, however, that if (i) during the period commencing on December 30, 1996 (the date of grant) and ending on December 30, 1997 (the "Initial Period"), the Company's earnings per share is equal to or exceeds a certain target level set forth in the resolutions of the Compensation Committee of the Board of Directors authorizing such option grant (the "Resolutions") or (ii) during the period commencing on December 30, 1997 and ending on December 30, 1998 (the "Subsequent Period"), the Company's earnings per share is equal to or exceeds a certain target level set forth in the Resolutions, then the Performance Stock Options granted to Mr. Watson to purchase 58,000 shares shall accelerate and vest in full upon the achievement of either of the target levels for the Initial or Subsequent Periods. These options expire on December 30, 2006.

         The Company has not made any option grants other than the grants made under its 1991 Amended and Restated Stock Incentive Plan (the "Plan") and the 1996 Key Employee Stock Option and 1996 Performance Stock Option grants discussed above. As of the February 4, 1997, there was room available under the Plan to grant options to purchase approximately 60,000 shares of Common Stock. On February 14, 1997, the closing sale price of the Common Stock on the Nasdaq National Market was $18.00 per share.

CERTAIN INCOME TAX CONSEQUENCES

         The following is a brief description of the federal income tax treatment that generally will apply to the 1996 Key Employee Stock Option and 1996 Performance Stock Option grants made to the key employees discussed above, based on federal income tax laws in effect on the date hereof.

         The option grants discussed above generally are not taxable events for the optionee. Upon exercise of the option, however, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will be entitled to a deduction equal to such amount.

         Special rules will apply in cases where an optionee pays the exercise price of the option or applicable withholding tax obligations by delivering previously owned shares or by reducing the amount of shares otherwise issuable pursuant to the option. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired.

         In certain circumstances, the Company may be denied a deduction for compensation (including compensation attributable to the ordinary income recognized with respect to options granted to the optionees above) to certain officers of the Company to the extent that the compensation exceeds $1,000,000 (per person) annually.

RECOMMENDATION

         Ratification of the option grants discussed above will require the affirmative vote of the holders of a majority of the Company's shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Unless indicated to the contrary, the enclosed proxy will be voted "FOR" the ratification of such option grants.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO RATIFY THE 1996 KEY EMPLOYEE STOCK OPTION AND 1996 PERFORMANCE STOCK OPTION GRANTS DISCUSSED ABOVE.

                              CERTAIN TRANSACTIONS

NEWHALL LEASE

         The Company leases its land and facilities located in Newhall, California from Placerita Land and Farming Company, the sole partners of which are Thomas F. Treinen, the Chairman, President and a Director of the Company, and Walter Neubauer, a stockholder of the Company. The lease is a triple net lease that requires the Company to pay all utilities, taxes and insurance. This lease expired on April 30, 1996, but the Company continues to lease this property from Placerita Land and Farming Company on a month-to-month basis. For fiscal years 1994, 1995 and 1996, the Company's lease expense for this property was $492,400 and $499,100, respectively. Lease payments under the month-to-month lease are $41,600 per month, subject to annual increases based on the Consumer Price Index. The Company believes that the terms of the lease are no less favorable to the Company than those that could have been obtained from an unrelated third party.

PURCHASES FROM AFFILIATES

         The Company purchases various parts and components manufactured to the Company's specifications used in the Company's products from Ordnance Products, Inc. and Multi-Screw, Inc., companies controlled by Walter Neubauer, a significant stockholder of the Company. In most cases, these parts and components are similar to those that could be obtained from other suppliers without significant delay. For fiscal years 1994, 1995 and 1996, the Company's aggregate purchases of parts and components from these companies were $1,357,100, $1,247,400 and $2,361,500, respectively. The Company believes that parts and components purchased from these companies were purchased at prices that were no less favorable to the Company than those that could have been obtained from an unrelated third party.

         The Company also has a contract to purchase glass seals (the "Seal Contract") from Hermetic Seal Corporation ("HSC"), which was amended in 1994. Mr. Neubauer acquired 40% of the common stock of the ultimate parent company of HSC in November 1989. Both the original and the new contracts were competitively bid by the Company. In both instances, HSC was the low bidder. The Seal Contract requires the Company to buy a substantial majority of its requirements of four header sub-assemblies from HSC at a decreasing fixed price per unit through

December 1999. The Company's obligations under the contract are subject to HSC's prices, technology and quality remaining competitive. For fiscal years 1994, 1995 and 1996, the Company's purchases of header sub-assemblies from HSC aggregated $9,060,800, $12,791,600 and $12,768,500, respectively. The Company believes that the terms of the Seal Contract are no less favorable to the Company than could have been obtained from an unrelated third party.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG Peat Marwick LLP has been selected as the Company's independent public accountants for fiscal year 1997. A representative of KPMG Peat Marwick will be present at the Annual Meeting and such representative will have an opportunity to make a statement if he or she so desires. Further, such representative will be available to respond to appropriate stockholder questions.

                             STOCKHOLDER PROPOSALS

         Any stockholder wishing to submit a proposal to be presented to all stockholders at the Company's 1998 Annual Meeting must submit such proposal to the Company so that it is received by the Company at its principal executive offices no later than October 24, 1997.

                                 ANNUAL REPORT

         The Company's Annual Report on Form 10-K for the year ended October 31, 1996 is being mailed to stockholders with this Proxy Statement. The Annual Report does not form part of the material for solicitation of proxies. If you do not receive the 1996 Annual Report, which includes financial statements, please contact Investor Relations, 16830 W. Placerita Canyon Road, Newhall, California 91321, and a copy will be sent to you.

                                 MISCELLANEOUS

         The Board of Directors knows of no other matters that are likely to come before the meeting. If any other matter, of which the Board is not now aware, should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment on such matters.

                                     By the order of the Board of Directors,




                                     Thomas F. Treinen
                                     Chairman of the Board

Newhall, California
February 21, 1997

                                    ANNEX A

                         1996 KEY EMPLOYEE STOCK OPTION
                                AWARD AGREEMENT

                 THIS AWARD AGREEMENT is dated as of December 30, 1996, by and between Special Devices, Incorporated, a Delaware corporation (the "Corporation"), and John M. Cuthbert (the "Optionee").

                              W I T N E S S E T H

                 WHEREAS, on December 30, 1996 the Compensation Committee of the Board of Directors (the "Board") has granted to the Optionee, as a key employee of the Corporation, effective as of December 30, 1996 (the "Award Date") a stock option (the "Option" or "Award") to purchase all or any part of 50,000 shares of Common Stock, $.01 par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth; provided, however, that such Option grant is subject to ratification by the stockholders of the Corporation at its upcoming 1997 Annual Meeting of Stockholders;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1.  DEFINITIONS.

                 "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Award Agreement in the event of the Optionee's death.

                 "Change in Control" shall be deemed to have occurred if (A) there occurs a change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act, or, if Item 6(e) is no longer in effect, any regulations issued by the Commission which serve a similar purpose; (B) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the date hereof, such a beneficial owner of securities representing 20% or more of such voting power; or (C) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 "Commission" shall mean the Securities and Exchange
                 Commission.

                 "Event" shall mean any of the following:

                          (1)     Approval by the stockholders of the
                                  Corporation of the dissolution or liquidation of the Corporation;

                          (2)     Approval by the stockholders of the
Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation;

                          (3)     Approval by the stockholders of the
Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

                          (4)     A Change in Control.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Fair Market Value" shall mean the closing sale price (or, if no closing sale price is reported, the closing bid price) of the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated. In the event that the stock is hereafter listed for trading on one or more United States national or regional securities exchanges, "Fair Market Value" shall mean the closing price on the exchange or system designated by the Board as the principal United States market in which the Common Stock is traded; provided, however, that if the Common Stock is not listed or admitted to trade on a national securities exchange, the Board may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Award Agreement.

                 "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of the Optionee, shall have acquired on behalf of the Optionee by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Award Agreement.

                 "Retirement" shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

                 "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                 "Termination for Cause" shall mean (i) conviction of a felony involving moral turpitude, (ii) gross and willful misconduct by Optionee that results in a material injury to the Corporation, (iii) a finding of gross dishonesty of Optionee that results in a material injury to the

Corporation, (iv) willful malfeasance or willful non-feasance by Optionee, provided that such malfeasance or non-feasance in fact has a material adverse effect on the Corporation or (v) continued insubordination or refusal to perform assigned duties which duties are commensurate with the Optionee's position or the terms of any employment agreement to which Optionee is a party (provided that Optionee shall have an opportunity to cure any act or failure to act pursuant to clause (v) within 15 days of receipt of a written notice specifically setting forth the basis for the purported termination).

                 "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

                 2. GRANT OF OPTION. The Corporation has granted to the Optionee as a matter of separate inducement and agreement in connection with the determination by the Board of Optionee being a key employee of the Corporation, and not in lieu of any salary or other compensation for his services, the right and option to purchase, in accordance with the terms and conditions hereinafter set forth, all or any part of an aggregate of 50,000 shares of Common Stock at the price of $17.00 per share (the "Price"), the Fair Market Value on the date of grant, exercisable from time to time subject to the provisions of this Award Agreement prior to the close of business on December 30, 2006 (the "Expiration Date").

                 3. EXERCISABILITY OF OPTION. Except as otherwise provided in this Award Agreement, the Option may be exercised from time to time and for the number of shares as follows:

                                              Date on or after which          Number of shares as
                                              Option installment may            to which Option
                                                   be exercised                 is exercisable
                                           December 30, 1997                          1/5

                                           December 30, 1998                          1/5

                                           December 30, 1999                          1/5

                                           December 30, 2000                          1/5

                                           December 30, 2001                          1/5



provided, however, that the Option may not be exercised as to less than 100 shares at any one time unless the number of shares purchased is the total number at the time available for purchase under an installment of the Option, and provided further that the Option is not exercisable for at least six months after the Award Date. If the Optionee does not, in any given installment period, purchase all of the shares which he is entitled to purchase in such installment period, the Optionee's right to purchase any shares not so purchased shall continue until the Expiration Date, unless theretofore terminated in accordance with the provisions hereof. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

                 4. METHOD OF EXERCISE AND PAYMENT. Each exercise of an installment of the Option shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to Section 11(a)(1) below and either payment of the Price in full in cash or by check payable to the order of the Corporation or, with the permission of the Board, and in its sole discretion, by delivery of an acceptable secured promissory note promising to pay the Corporation the Price in full. Said promissory note shall provide for interest at a rate at least equal to the applicable Federal rate specified in Section 1274 of the Code. The Optionee may also deliver in payment of a portion or all of the Price, certificates for Common Stock, which shall be valued at the Fair Value Market Value of such Common Stock on the date of exercise of the Option.

                 5. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Award Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or constitute any contract or agreement of employment. The Optionee acknowledges that the Corporation has the right to terminate the Optionee at will. Nothing contained in this Award Agreement shall interfere in any way with the right of the Corporation to (a) terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause, or (b) reduce the compensation received by the Optionee from the rate in existence on the Award Date.

                 6. EFFECT OF TERMINATION OF RELATIONSHIP. The Option and all other rights hereunder, to the extent such rights shall not have been exercised prior to the date the Optionee ceases to be employed by the Corporation, shall terminate and become null and void on such date; provided, however, that the Optionee may, to the extent the Option shall have become exercisable prior to such date, exercise the Option at any time (1) up to three months after termination of employment other than termination for Retirement, Total Disability, death or Termination for Cause; (2) up to twelve months after such termination if such termination occurs by reason of Retirement or Total Disability; or (3) until the Expiration Date, if the Optionee dies while in the employ of the Corporation or during the period referred to in clause (2) of this Section 6. During the period after death, the Option may, to the extent exercisable on the date of death (or earlier termination), be exercised by the person or persons to which the Optionee's rights under this Award Agreement shall pass by will or by the applicable laws of descent and distribution. Unless sooner terminated, the Option shall expire at the end of the applicable period specified in clauses (1), (2) or (3) above, to the extent not exercised within that period. In no event may the Option be exercised by any person after the Expiration Date.

                 7. NON-ASSIGNABILITY OF OPTION. Amounts payable pursuant to the Award shall be paid only to the Optionee or the Optionee's Beneficiary or Personal Representative, as the case may be. Amounts payable under and interests in Awards shall not be subject to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution regardless of any community property or other interest therein of the Optionee's spouse or such spouse's successor in interest. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee, or such transferees, may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

                 8. ADJUSTMENTS UPON SPECIFIED CHANGES. If the outstanding shares of the Corporation of the class subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar transaction, appropriate adjustments, to be conclusively determined by and subject to the absolute discretion of the Board, shall be made in the number and/or type of shares or securities subject to the Option and the Price, so that the total exercise price of the shares then subject to the Option shall remain unchanged.

                 9. ACCELERATION. Upon the occurrence of certain Events (as defined above), this Option shall become immediately exercisable to the full extent theretofore not exercisable unless prior to an Event the Board determines otherwise. However, no Option shall be accelerated to a date less than six months after the Award Date.

                 10. OPTIONEE NOT A STOCKHOLDER. Neither the Optionee nor any other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any shares of Common Stock not actually issued and delivered to him or her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

                 11.  APPLICATION OF SECURITIES LAWS.

                 (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission (the "Commission"), the California Commissioner of Corporations and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Optionee represents, agrees and certifies that:

                          (1) If the Optionee exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement relating to the Common Stock issuable upon exercise and available for delivery to him a prospectus meeting the requirements of
         Section 10(a)(3) of the Securities Act ("Prospectus"), the Optionee will acquire the Common Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, he will furnish to the Corporation a written statement to such effect, satisfactory in form and substance to the Corporation; and

                          (2) If and when the Optionee proposes to offer or sell the Common Stock issued to him upon exercise of the Option, the Optionee will notify the Corporation prior to any such offering or sale and will abide by the opinion of counsel to the Corporation as to whether and under what conditions and circumstances, if any, he may offer and sell such shares, but such procedure need not be followed if a Prospectus was delivered to the Optionee with the shares of Common Stock and the Common Stock was and is listed on a national securities exchange.

                 (b) The Optionee understands that the certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the foregoing matters and any limitations under the Securities Act and state securities laws with respect to the transfer of such Common Stock, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable. Any person or person entitled to exercise the Option under the provisions of Section 6 above shall be bound by and obligated under the provisions of this Section 11 to the same extent as is the Optionee.

                 (c) The Board may impose such conditions on an Award or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended.

                 12. NOTICES. Any notice to be given to the Corporation under the terms of this Award Agreement shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Optionee shall be addressed to him at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as afore-said, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Notice given by any other means is deemed given upon actual receipt by the addressee.

                 13. EFFECT OF AWARD AGREEMENT. This Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation.

                 14. TAX WITHHOLDINGS. If the Corporation becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any Federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, on the first day upon which the Corporation becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Corporation in cash or by check payable to the Corporation.

                 15. LAWS APPLICABLE TO CONSTRUCTION. The Option has been granted, executed and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Award and this Award Agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his hand as of the date and year first above written.


                                            SPECIAL DEVICES, INCORPORATED

                                            By:_________________________________
                                                    Thomas F. Treinen
                                                    President

                                            OPTIONEE


                                            ____________________________________
                                            (Signature)

                                            ____________________________________
                                            (Print Name)

                                            ____________________________________
                                            (Street Address)

                                            ____________________________________
                                            (City, State, Zip Code)

                                            ____________________________________
                                            (Social Security Number)

                                    ANNEX B

                         1996 KEY EMPLOYEE STOCK OPTION
                                AWARD AGREEMENT

                 THIS AWARD AGREEMENT is dated as of December 30, 1996, by and between Special Devices, Incorporated, a Delaware corporation (the "Corporation"), and Robert S. Ritchie (the "Optionee").

                              W I T N E S S E T H

                 WHEREAS, on December 30, 1996 the Compensation Committee of the Board of Directors (the "Board") has granted to the Optionee, as a key employee of the Corporation, effective as of December 30, 1996 (the "Award Date") a stock option (the "Option" or "Award") to purchase all or any part of 30,000 shares of Common Stock, $.01 par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth; provided, however, that such Option grant is subject to ratification by the stockholders of the Corporation at its upcoming 1997 Annual Meeting of Stockholders;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1.  DEFINITIONS.

                 "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Award Agreement in the event of the Optionee's death.

                 "Change in Control" shall be deemed to have occurred if (A) there occurs a change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act, or, if Item 6(e) is no longer in effect, any regulations issued by the Commission which serve a similar purpose; (B) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the date hereof, such a beneficial owner of securities representing 20% or more of such voting power; or (C) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 "Commission" shall mean the Securities and Exchange
Commission.

                 "Event" shall mean any of the following:

                          (1)     Approval by the stockholders of the
                                  Corporation of the dissolution or liquidation of the Corporation;

                          (2)     Approval by the stockholders of the
Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation;

                          (3)     Approval by the stockholders of the
Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

                          (4)     A Change in Control.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Fair Market Value" shall mean the closing sale price (or, if no closing sale price is reported, the closing bid price) of the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated. In the event that the stock is hereafter listed for trading on one or more United States national or regional securities exchanges, "Fair Market Value" shall mean the closing price on the exchange or system designated by the Board as the principal United States market in which the Common Stock is traded; provided, however, that if the Common Stock is not listed or admitted to trade on a national securities exchange, the Board may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Award Agreement.

                 "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of the Optionee, shall have acquired on behalf of the Optionee by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Award Agreement.

                 "Retirement" shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

                 "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                 "Termination for Cause" shall mean (i) conviction of a felony involving moral turpitude, (ii) gross and willful misconduct by Optionee that results in a material injury to the Corporation, (iii) a finding of gross dishonesty of Optionee that results in a material injury to the

Corporation, (iv) willful malfeasance or willful non-feasance by Optionee, provided that such malfeasance or non-feasance in fact has a material adverse effect on the Corporation or (v) continued insubordination or refusal to perform assigned duties which duties are commensurate with the Optionee's position or the terms of any employment agreement to which Optionee is a party (provided that Optionee shall have an opportunity to cure any act or failure to act pursuant to clause (v) within 15 days of receipt of a written notice specifically setting forth the basis for the purported termination).

                 "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

                 2. GRANT OF OPTION. The Corporation has granted to the Optionee as a matter of separate inducement and agreement in connection with the determination by the Board of Optionee being a key employee of the Corporation, and not in lieu of any salary or other compensation for his services, the right and option to purchase, in accordance with the terms and conditions hereinafter set forth, all or any part of an aggregate of 30,000 shares of Common Stock at the price of $17.00 per share (the "Price"), the Fair Market Value on the date of grant, exercisable from time to time subject to the provisions of this Award Agreement prior to the close of business on December 30, 2006 (the "Expiration Date").

                 3. EXERCISABILITY OF OPTION. Except as otherwise provided in this Award Agreement, the Option may be exercised from time to time and for the number of shares as follows:

                                         Date on or after which          Number of shares as
                                        Option installment may            to which Option
                                            be exercised                 is exercisable
                                           December 30, 1997                   1/5

                                           December 30, 1998                   1/5

                                           December 30, 1999                   1/5

                                           December 30, 2000                   1/5

                                           December 30, 2001                   1/5


provided, however, that the Option may not be exercised as to less than 100 shares at any one time unless the number of shares purchased is the total number at the time available for purchase under an installment of the Option, and provided further that the Option is not exercisable for at least six months after the Award Date. If the Optionee does not, in any given installment period, purchase all of the shares which he is entitled to purchase in such installment period, the Optionee's right to purchase any shares not so purchased shall continue until the Expiration Date, unless theretofore terminated in accordance with the provisions hereof. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

                 4. METHOD OF EXERCISE AND PAYMENT. Each exercise of an installment of the Option shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to Section 11(a)(1) below and either payment of the Price in full in cash or by check payable to the order of the Corporation or, with the permission of the Board, and in its sole discretion, by delivery of an acceptable secured promissory note promising to pay the Corporation the Price in full. Said promissory note shall provide for interest at a rate at least equal to the applicable Federal rate specified in Section 1274 of the Code. The Optionee may also deliver in payment of a portion or all of the Price, certificates for Common Stock, which shall be valued at the Fair Value Market Value of such Common Stock on the date of exercise of the Option.

                 5. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Award Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or constitute any contract or agreement of employment. The Optionee acknowledges that the Corporation has the right to terminate the Optionee at will. Nothing contained in this Award Agreement shall interfere in any way with the right of the Corporation to (a) terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause, or (b) reduce the compensation received by the Optionee from the rate in existence on the Award Date.

                 6. EFFECT OF TERMINATION OF RELATIONSHIP. The Option and all other rights hereunder, to the extent such rights shall not have been exercised prior to the date the Optionee ceases to be employed by the Corporation, shall terminate and become null and void on such date; provided, however, that the Optionee may, to the extent the Option shall have become exercisable prior to such date, exercise the Option at any time (1) up to three months after termination of employment other than termination for Retirement, Total Disability, death or Termination for Cause; (2) up to twelve months after such termination if such termination occurs by reason of Retirement or Total Disability; or (3) until the Expiration Date, if the Optionee dies while in the employ of the Corporation or during the period referred to in clause (2) of this Section 6. During the period after death, the Option may, to the extent exercisable on the date of death (or earlier termination), be exercised by the person or persons to which the Optionee's rights under this Award Agreement shall pass by will or by the applicable laws of descent and distribution. Unless sooner terminated, the Option shall expire at the end of the applicable period specified in clauses (1), (2) or (3) above, to the extent not exercised within that period. In no event may the Option be exercised by any person after the Expiration Date.

                 7. NON-ASSIGNABILITY OF OPTION. Amounts payable pursuant to the Award shall be paid only to the Optionee or the Optionee's Beneficiary or Personal Representative, as the case may be. Amounts payable under and interests in Awards shall not be subject to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution regardless of any community property or other interest therein of the Optionee's spouse or such spouse's successor in interest. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee, or such transferees, may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

                 8. ADJUSTMENTS UPON SPECIFIED CHANGES. If the outstanding shares of the Corporation of the class subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar transaction, appropriate adjustments, to be conclusively determined by and subject to the absolute discretion of the Board, shall be made in the number and/or type of shares or securities subject to the Option and the Price, so that the total exercise price of the shares then subject to the Option shall remain unchanged.

                 9. ACCELERATION. Upon the occurrence of certain Events (as defined above), this Option shall become immediately exercisable to the full extent theretofore not exercisable unless prior to an Event the Board determines otherwise. However, no Option shall be accelerated to a date less than six months after the Award Date.

                 10. OPTIONEE NOT A STOCKHOLDER. Neither the Optionee nor any other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any shares of Common Stock not actually issued and delivered to him or her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

                 11.  APPLICATION OF SECURITIES LAWS.

                 (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission (the "Commission"), the California Commissioner of Corporations and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Optionee represents, agrees and certifies that:

                          (1) If the Optionee exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement relating to the Common Stock issuable upon exercise and available for delivery to him a prospectus meeting the requirements of
         Section 10(a)(3) of the Securities Act ("Prospectus"), the Optionee will acquire the Common Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, he will furnish to the Corporation a written statement to such effect, satisfactory in form and substance to the Corporation; and

                          (2) If and when the Optionee proposes to offer or sell the Common Stock issued to him upon exercise of the Option, the Optionee will notify the Corporation prior to any such offering or sale and will abide by the opinion of counsel to the Corporation as to whether and under what conditions and circumstances, if any, he may offer and sell such shares, but such procedure need not be followed if a Prospectus was delivered to the Optionee with the shares of Common Stock and the Common Stock was and is listed on a national securities exchange.

                 (b) The Optionee understands that the certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the foregoing matters and any limitations under the Securities Act and state securities laws with respect to the transfer of such Common Stock, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable. Any person or person entitled to exercise the Option under the provisions of Section 6 above shall be bound by and obligated under the provisions of this Section 11 to the same extent as is the Optionee.

                 (c) The Board may impose such conditions on an Award or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended.

                 12. NOTICES. Any notice to be given to the Corporation under the terms of this Award Agreement shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Optionee shall be addressed to him at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as afore-said, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Notice given by any other means is deemed given upon actual receipt by the addressee.

                 13. EFFECT OF AWARD AGREEMENT. This Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation.

                 14. TAX WITHHOLDINGS. If the Corporation becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any Federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, on the first day upon which the Corporation becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Corporation in cash or by check payable to the Corporation.

                 15. LAWS APPLICABLE TO CONSTRUCTION. The Option has been granted, executed and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Award and this Award Agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his hand as of the date and year first above written.


                                            SPECIAL DEVICES, INCORPORATED

                                            By:_________________________________
                                                    Thomas F. Treinen
                                                    President


                                            OPTIONEE

                                            ____________________________________
                                            (Signature)

                                            ____________________________________
                                            (Print Name)

                                            ____________________________________
                                            (Street Address)

                                            ____________________________________
                                            (City, State, Zip Code)

                                            ____________________________________
                                            (Social Security Number)

                                    ANNEX C

                         1996 KEY EMPLOYEE STOCK OPTION
                                AWARD AGREEMENT

                 THIS AWARD AGREEMENT is dated as of December 30, 1996, by and between Special Devices, Incorporated, a Delaware corporation (the "Corporation"), and John T. Vinke (the "Optionee").

                              W I T N E S S E T H

                 WHEREAS, on December 30, 1996 the Compensation Committee of the Board of Directors (the "Board") has granted to the Optionee, as a key employee of the Corporation, effective as of December 30, 1996 (the "Award Date") a stock option (the "Option" or "Award") to purchase all or any part of 25,000 shares of Common Stock, $.01 par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth; provided, however, that such Option grant is subject to ratification by the stockholders of the Corporation at its upcoming 1997 Annual Meeting of Stockholders;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1.  DEFINITIONS.

                 "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Award Agreement in the event of the Optionee's death.

                 "Change in Control" shall be deemed to have occurred if (A) there occurs a change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act, or, if Item 6(e) is no longer in effect, any regulations issued by the Commission which serve a similar purpose; (B) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the date hereof, such a beneficial owner of securities representing 20% or more of such voting power; or (C) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 "Commission" shall mean the Securities and Exchange
Commission.

                 "Event" shall mean any of the following:

                          (1)     Approval by the stockholders of the
                                  Corporation of the dissolution or liquidation of the Corporation;

                          (2)     Approval by the stockholders of the
Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation;

                          (3)     Approval by the stockholders of the
Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

                          (4)     A Change in Control.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Fair Market Value" shall mean the closing sale price (or, if no closing sale price is reported, the closing bid price) of the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated. In the event that the stock is hereafter listed for trading on one or more United States national or regional securities exchanges, "Fair Market Value" shall mean the closing price on the exchange or system designated by the Board as the principal United States market in which the Common Stock is traded; provided, however, that if the Common Stock is not listed or admitted to trade on a national securities exchange, the Board may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Award Agreement.

                 "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of the Optionee, shall have acquired on behalf of the Optionee by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Award Agreement.

                 "Retirement" shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

                 "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                 "Termination for Cause" shall mean (i) conviction of a felony involving moral turpitude, (ii) gross and willful misconduct by Optionee that results in a material injury to the Corporation, (iii) a finding of gross dishonesty of Optionee that results in a material injury to the

Corporation, (iv) willful malfeasance or willful non-feasance by Optionee, provided that such malfeasance or non-feasance in fact has a material adverse effect on the Corporation or (v) continued insubordination or refusal to perform assigned duties which duties are commensurate with the Optionee's position or the terms of any employment agreement to which Optionee is a party (provided that Optionee shall have an opportunity to cure any act or failure to act pursuant to clause (v) within 15 days of receipt of a written notice specifically setting forth the basis for the purported termination).

                 "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

                 2. GRANT OF OPTION. The Corporation has granted to the Optionee as a matter of separate inducement and agreement in connection with the determination by the Board of Optionee being a key employee of the Corporation, and not in lieu of any salary or other compensation for his services, the right and option to purchase, in accordance with the terms and conditions hereinafter set forth, all or any part of an aggregate of 25,000 shares of Common Stock at the price of $17.00 per share (the "Price"), the Fair Market Value on the date of grant, exercisable from time to time subject to the provisions of this Award Agreement prior to the close of business on December 30, 2006 (the "Expiration Date").

                 3. EXERCISABILITY OF OPTION. Except as otherwise provided in this Award Agreement, the Option may be exercised from time to time and for the number of shares as follows:


                                          Date on or after which          Number of shares as
                                           Option installment may            to which Option
                                               be exercised                 is exercisable
                                           December 30, 1997                     1/5

                                           December 30, 1998                     1/5

                                           December 30, 1999                     1/5

                                           December 30, 2000                     1/5

                                           December 30, 2001                     1/5

provided, however, that the Option may not be exercised as to less than 100 shares at any one time unless the number of shares purchased is the total number at the time available for purchase under an installment of the Option, and provided further that the Option is not exercisable for at least six months after the Award Date. If the Optionee does not, in any given installment period, purchase all of the shares which he is entitled to purchase in such installment period, the Optionee's right to purchase any shares not so purchased shall continue until the Expiration Date, unless theretofore terminated in accordance with the provisions hereof. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

                 4. METHOD OF EXERCISE AND PAYMENT. Each exercise of an installment of the Option shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to Section 11(a)(1) below and either payment of the Price in full in cash or by check payable to the order of the Corporation or, with the permission of the Board, and in its sole discretion, by delivery of an acceptable secured promissory note promising to pay the Corporation the Price in full. Said promissory note shall provide for interest at a rate at least equal to the applicable Federal rate specified in Section 1274 of the Code. The Optionee may also deliver in payment of a portion or all of the Price, certificates for Common Stock, which shall be valued at the Fair Value Market Value of such Common Stock on the date of exercise of the Option.

                 5. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Award Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or constitute any contract or agreement of employment. The Optionee acknowledges that the Corporation has the right to terminate the Optionee at will. Nothing contained in this Award Agreement shall interfere in any way with the right of the Corporation to (a) terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause, or (b) reduce the compensation received by the Optionee from the rate in existence on the Award Date.

                 6. EFFECT OF TERMINATION OF RELATIONSHIP. The Option and all other rights hereunder, to the extent such rights shall not have been exercised prior to the date the Optionee ceases to be employed by the Corporation, shall terminate and become null and void on such date; provided, however, that the Optionee may, to the extent the Option shall have become exercisable prior to such date, exercise the Option at any time (1) up to three months after termination of employment other than termination for Retirement, Total Disability, death or Termination for Cause; (2) up to twelve months after such termination if such termination occurs by reason of Retirement or Total Disability; or (3) until the Expiration Date, if the Optionee dies while in the employ of the Corporation or during the period referred to in clause (2) of this Section 6. During the period after death, the Option may, to the extent exercisable on the date of death (or earlier termination), be exercised by the person or persons to which the Optionee's rights under this Award Agreement shall pass by will or by the applicable laws of descent and distribution. Unless sooner terminated, the Option shall expire at the end of the applicable period specified in clauses (1), (2) or (3) above, to the extent not exercised within that period. In no event may the Option be exercised by any person after the Expiration Date.

                 7. NON-ASSIGNABILITY OF OPTION. Amounts payable pursuant to the Award shall be paid only to the Optionee or the Optionee's Beneficiary or Personal Representative, as the case may be. Amounts payable under and interests in Awards shall not be subject to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution regardless of any community property or other interest therein of the Optionee's spouse or such spouse's successor in interest. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee, or such transferees, may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

                 8. ADJUSTMENTS UPON SPECIFIED CHANGES. If the outstanding shares of the Corporation of the class subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar transaction, appropriate adjustments, to be conclusively determined by and subject to the absolute discretion of the Board, shall be made in the number and/or type of shares or securities subject to the Option and the Price, so that the total exercise price of the shares then subject to the Option shall remain unchanged.

                 9. ACCELERATION. Upon the occurrence of certain Events (as defined above), this Option shall become immediately exercisable to the full extent theretofore not exercisable unless prior to an Event the Board determines otherwise. However, no Option shall be accelerated to a date less than six months after the Award Date.

                 10. OPTIONEE NOT A STOCKHOLDER. Neither the Optionee nor any other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any shares of Common Stock not actually issued and delivered to him or her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

                 11.  APPLICATION OF SECURITIES LAWS.

                 (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission (the "Commission"), the California Commissioner of Corporations and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Optionee represents, agrees and certifies that:

                          (1) If the Optionee exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement relating to the Common Stock issuable upon exercise and available for delivery to him a prospectus meeting the requirements of
         Section 10(a)(3) of the Securities Act ("Prospectus"), the Optionee will acquire the Common Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, he will furnish to the Corporation a written statement to such effect, satisfactory in form and substance to the Corporation; and

                          (2) If and when the Optionee proposes to offer or sell the Common Stock issued to him upon exercise of the Option, the Optionee will notify the Corporation prior to any such offering or sale and will abide by the opinion of counsel to the Corporation as to whether and under what conditions and circumstances, if any, he may offer and sell such shares, but such procedure need not be followed if a Prospectus was delivered to the Optionee with the shares of Common Stock and the
Common Stock was and is listed on a national securities exchange.

                 (b) The Optionee understands that the certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the foregoing matters and any limitations under the Securities Act and state securities laws with respect to the transfer of such Common Stock, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable. Any person or person entitled to exercise the Option under the provisions of Section 6 above shall be bound by and obligated under the provisions of this Section 11 to the same extent as is the Optionee.

                 (c) The Board may impose such conditions on an Award or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended.

                 12. NOTICES. Any notice to be given to the Corporation under the terms of this Award Agreement shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Optionee shall be addressed to him at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as afore-said, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Notice given by any other means is deemed given upon actual receipt by the addressee.

                 13. EFFECT OF AWARD AGREEMENT. This Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation.

                 14. TAX WITHHOLDINGS. If the Corporation becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any Federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, on the first day upon which the Corporation becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Corporation in cash or by check payable to the Corporation.

                 15. LAWS APPLICABLE TO CONSTRUCTION. The Option has been granted, executed and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Award and this Award Agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his hand as of the date and year first above written.



                                            SPECIAL DEVICES, INCORPORATED

                                            By:_________________________________
                                                   Thomas F. Treinen
                                                    President


                                            OPTIONEE

                                            ____________________________________
                                            (Signature)

                                            ____________________________________
                                            (Print Name)

                                            ____________________________________
                                            (Street Address)

                                            ____________________________________
                                            (City, State, Zip Code)

                                            ____________________________________
                                            (Social Security Number)

                                    ANNEX D

                         1996 KEY EMPLOYEE STOCK OPTION
                                AWARD AGREEMENT

                 THIS AWARD AGREEMENT is dated as of December 30, 1996, by and between Special Devices, Incorporated, a Delaware corporation (the "Corporation"), and Thomas J. Treinen, Jr. (the "Optionee").

                              W I T N E S S E T H

                 WHEREAS, on December 30, 1996 the Compensation Committee of the Board of Directors (the "Board") has granted to the Optionee, as a key employee of the Corporation, effective as of December 30, 1996 (the "Award Date") a stock option (the "Option" or "Award") to purchase all or any part of 25,000 shares of Common Stock, $.01 par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth; provided, however, that such Option grant is subject to ratification by the stockholders of the Corporation at its upcoming 1997 Annual Meeting of Stockholders;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1.  DEFINITIONS.

                 "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Award Agreement in the event of the Optionee's death.

                 "Change in Control" shall be deemed to have occurred if (A) there occurs a change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act, or, if Item 6(e) is no longer in effect, any regulations issued by the Commission which serve a similar purpose; (B) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the date hereof, such a beneficial owner of securities representing 20% or more of such voting power; or (C) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 "Commission" shall mean the Securities and Exchange
Commission.

                 "Event" shall mean any of the following:

                          (1)     Approval by the stockholders of the
                                  Corporation of the dissolution or liquidation of the Corporation;

                          (2)     Approval by the stockholders of the
Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation;

                          (3)     Approval by the stockholders of the
Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

                          (4)     A Change in Control.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Fair Market Value" shall mean the closing sale price (or, if no closing sale price is reported, the closing bid price) of the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated. In the event that the stock is hereafter listed for trading on one or more United States national or regional securities exchanges, "Fair Market Value" shall mean the closing price on the exchange or system designated by the Board as the principal United States market in which the Common Stock is traded; provided, however, that if the Common Stock is not listed or admitted to trade on a national securities exchange, the Board may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Award Agreement.

                 "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of the Optionee, shall have acquired on behalf of the Optionee by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Award Agreement.

                 "Retirement" shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

                 "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                 "Termination for Cause" shall mean (i) conviction of a felony involving moral turpitude, (ii) gross and willful misconduct by Optionee that results in a material injury to the Corporation, (iii) a finding of gross dishonesty of Optionee that results in a material injury to the

Corporation, (iv) willful malfeasance or willful non-feasance by Optionee, provided that such malfeasance or non-feasance in fact has a material adverse effect on the Corporation or (v) continued insubordination or refusal to perform assigned duties which duties are commensurate with the Optionee's position or the terms of any employment agreement to which Optionee is a party (provided that Optionee shall have an opportunity to cure any act or failure to act pursuant to clause (v) within 15 days of receipt of a written notice specifically setting forth the basis for the purported termination).

                 "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

                 2. GRANT OF OPTION. The Corporation has granted to the Optionee as a matter of separate inducement and agreement in connection with the determination by the Board of Optionee being a key employee of the Corporation, and not in lieu of any salary or other compensation for his services, the right and option to purchase, in accordance with the terms and conditions hereinafter set forth, all or any part of an aggregate of 25,000 shares of Common Stock at the price of $17.00 per share (the "Price"), the Fair Market Value on the date of grant, exercisable from time to time subject to the provisions of this Award Agreement prior to the close of business on December 30, 2006 (the "Expiration Date").

                 3. EXERCISABILITY OF OPTION. Except as otherwise provided in this Award Agreement, the Option may be exercised from time to time and for the number of shares as follows:


                                          Date on or after which          Number of shares as
                                          Option installment may            to which Option
                                               be exercised                 is exercisable
                                           December 30, 1997                   1/5

                                           December 30, 1998                   1/5

                                           December 30, 1999                   1/5

                                           December 30, 2000                   1/5

                                           December 30, 2001                   1/5


provided, however, that the Option may not be exercised as to less than 100 shares at any one time unless the number of shares purchased is the total number at the time available for purchase under an installment of the Option, and provided further that the Option is not exercisable for at least six months after the Award Date. If the Optionee does not, in any given installment period, purchase all of the shares which he is entitled to purchase in such installment period, the Optionee's right to purchase any shares not so purchased shall continue until the Expiration Date, unless theretofore terminated in accordance with the provisions hereof. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

                 4. METHOD OF EXERCISE AND PAYMENT. Each exercise of an installment of the Option shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to Section 11(a)(1) below and either payment of the Price in full in cash or by check payable to the order of the Corporation or, with the permission of the Board, and in its sole discretion, by delivery of an acceptable secured promissory note promising to pay the Corporation the Price in full. Said promissory note shall provide for interest at a rate at least equal to the applicable Federal rate specified in Section 1274 of the Code. The Optionee may also deliver in payment of a portion or all of the Price, certificates for Common Stock, which shall be valued at the Fair Value Market Value of such Common Stock on the date of exercise of the Option.

                 5. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Award Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or constitute any contract or agreement of employment. The Optionee acknowledges that the Corporation has the right to terminate the Optionee at will. Nothing contained in this Award Agreement shall interfere in any way with the right of the Corporation to (a) terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause, or (b) reduce the compensation received by the Optionee from the rate in existence on the Award Date.

                 6. EFFECT OF TERMINATION OF RELATIONSHIP. The Option and all other rights hereunder, to the extent such rights shall not have been exercised prior to the date the Optionee ceases to be employed by the Corporation, shall terminate and become null and void on such date; provided, however, that the Optionee may, to the extent the Option shall have become exercisable prior to such date, exercise the Option at any time (1) up to three months after termination of employment other than termination for Retirement, Total Disability, death or Termination for Cause; (2) up to twelve months after such termination if such termination occurs by reason of Retirement or Total Disability; or (3) until the Expiration Date, if the Optionee dies while in the employ of the Corporation or during the period referred to in clause (2) of this Section 6. During the period after death, the Option may, to the extent exercisable on the date of death (or earlier termination), be exercised by the person or persons to which the Optionee's rights under this Award Agreement shall pass by will or by the applicable laws of descent and distribution. Unless sooner terminated, the Option shall expire at the end of the applicable period specified in clauses (1), (2) or (3) above, to the extent not exercised within that period. In no event may the Option be exercised by any person after the Expiration Date.

                 7. NON-ASSIGNABILITY OF OPTION. Amounts payable pursuant to the Award shall be paid only to the Optionee or the Optionee's Beneficiary or Personal Representative, as the case may be. Amounts payable under and interests in Awards shall not be subject to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution regardless of any community property or other interest therein of the Optionee's spouse or such spouse's successor in interest. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee, or such transferees, may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

                 8. ADJUSTMENTS UPON SPECIFIED CHANGES. If the outstanding shares of the Corporation of the class subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar transaction, appropriate adjustments, to be conclusively determined by and subject to the absolute discretion of the Board, shall be made in the number and/or type of shares or securities subject to the Option and the Price, so that the total exercise price of the shares then subject to the Option shall remain unchanged.

                 9. ACCELERATION. Upon the occurrence of certain Events (as defined above), this Option shall become immediately exercisable to the full extent theretofore not exercisable unless prior to an Event the Board determines otherwise. However, no Option shall be accelerated to a date less than six months after the Award Date.

                 10. OPTIONEE NOT A STOCKHOLDER. Neither the Optionee nor any other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any shares of Common Stock not actually issued and delivered to him or her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

                 11.  APPLICATION OF SECURITIES LAWS.

                 (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission (the "Commission"), the California Commissioner of Corporations and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Optionee represents, agrees and certifies that:

                          (1) If the Optionee exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement relating to the Common Stock issuable upon exercise and available for delivery to him a prospectus meeting the requirements of
         Section 10(a)(3) of the Securities Act ("Prospectus"), the Optionee will acquire the Common Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, he will furnish to the Corporation a written statement to such effect, satisfactory in form and substance to the Corporation; and

                          (2) If and when the Optionee proposes to offer or sell the Common Stock issued to him upon exercise of the Option, the Optionee will notify the Corporation prior to any such offering or sale and will abide by the opinion of counsel to the Corporation as to whether and under what conditions and circumstances, if any, he may offer and sell such shares, but such procedure need not be followed if a Prospectus was delivered to the Optionee with the shares of Common Stock and the
Common Stock was and is listed on a national securities exchange.

                 (b) The Optionee understands that the certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the foregoing matters and any limitations under the Securities Act and state securities laws with respect to the transfer of such Common Stock, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable. Any person or person entitled to exercise the Option under the provisions of Section 6 above shall be bound by and obligated under the provisions of this Section 11 to the same extent as is the Optionee.

                 (c) The Board may impose such conditions on an Award or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended.

                 12. NOTICES. Any notice to be given to the Corporation under the terms of this Award Agreement shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Optionee shall be addressed to him at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as afore-said, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Notice given by any other means is deemed given upon actual receipt by the addressee.

                 13. EFFECT OF AWARD AGREEMENT. This Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation.

                 14. TAX WITHHOLDINGS. If the Corporation becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any Federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, on the first day upon which the Corporation becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Corporation in cash or by check payable to the Corporation.

                 15. LAWS APPLICABLE TO CONSTRUCTION. The Option has been granted, executed and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Award and this Award Agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his hand as of the date and year first above written.



                                            SPECIAL DEVICES, INCORPORATED

                                            By:_________________________________
                                                    Thomas F. Treinen
                                                    President


                                            OPTIONEE


                                            ____________________________________
                                            (Signature)

                                            ____________________________________
                                            (Print Name)

                                            ____________________________________
                                            (Street Address)

                                            ____________________________________
                                            (City, State, Zip Code)

                                            ____________________________________
                                            (Social Security Number)

                                    ANNEX E

                         1996 PERFORMANCE STOCK OPTION
                                AWARD AGREEMENT

                 THIS AWARD AGREEMENT is dated as of December 30, 1996, by and between Special Devices, Incorporated, a Delaware corporation (the "Corporation"), and Jack B. Watson (the "Optionee").

                              W I T N E S S E T H

                 WHEREAS, on December 30, 1996 the Compensation Committee of the Board of Directors (the "Board") has granted to the Optionee, as an inducement to Optionee's performance as an employee and/or consultant to the Corporation, effective as of December 30, 1996 (the "Award Date") a stock option (the "Option" or "Award") to purchase all or any part of 154,000 shares of Common Stock, $.01 par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth; provided, however, that such Option grant is subject to ratification by the stockholders of the Corporation at its upcoming 1997 Annual Meeting of Stockholders;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1.  DEFINITIONS.

                 "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Award Agreement in the event of the Optionee's death.

                 "Change in Control" shall be deemed to have occurred if (A) there occurs a change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act, or, if Item 6(e) is no longer in effect, any regulations issued by the Commission which serve a similar purpose; (B) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the date hereof, such a beneficial owner of securities representing 20% or more of such voting power; or (C) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 "Commission" shall mean the Securities and Exchange
Commission.

                 "Event" shall mean any of the following:

                          (1)     Approval by the stockholders of the
Corporation of the dissolution or liquidation of the Corporation;

                          (2)     Approval by the stockholders of the
Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation;

                          (3)     Approval by the stockholders of the
Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

                          (4)     A Change in Control.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Fair Market Value" shall mean the closing sale price (or, if no closing sale price is reported, the closing bid price) of the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated. In the event that the stock is hereafter listed for trading on one or more United States national or regional securities exchanges, "Fair Market Value" shall mean the closing price on the exchange or system designated by the Board as the principal United States market in which the Common Stock is traded; provided, however, that if the Common Stock is not listed or admitted to trade on a national securities exchange, the Board may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Award Agreement.

                 "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of the Optionee, shall have acquired on behalf of the Optionee by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Award Agreement.

                 "Retirement" shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

                 "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                 "Termination for Cause" shall mean (i) conviction of a felony involving moral turpitude, (ii) gross and willful misconduct by Optionee that results in a material injury to the Corporation, (iii) a finding of gross dishonesty of Optionee that results in a material injury to the Corporation,
(iv) willful malfeasance or willful non-feasance by Optionee, provided that such malfeasance or non-feasance in fact has a material adverse effect on the Corporation or (v) continued insubordination or refusal to perform assigned duties which duties are commensurate with the Optionee's position or the terms of any employment or consultant agreement to which Optionee is a party (provided that Optionee shall have an opportunity to cure any act or failure to act pursuant to clause (v) within 15 days of receipt of a written notice specifically setting forth the basis for the purported termination).

                 "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

                 2. GRANT OF OPTION. The Corporation has granted to the Optionee as a matter of separate inducement and agreement as to Optionee's performance as a key employee and/or consultant of the Corporation, and not in lieu of any salary or other compensation for his services, the right and option to purchase, in accordance with the terms and conditions hereinafter set forth, all or any part of an aggregate of 154,000 shares of Common Stock at the price of $17.00 per share (the "Price"), the Fair Market Value on the date of grant, exercisable subject to the provisions of this Award Agreement prior to the close of business on December 30, 2006 (the "Expiration Date").

                 3. EXERCISABILITY OF OPTION. Except as otherwise provided in this Award Agreement, the Option may be exercised in whole or in part on and after December 30, 2004; provided, however, that if during the period commencing on the Award Date and ending on December 30, 1999 (the "Accelerated Vesting Period"), the closing sale price of the Common Stock on the Nasdaq National Market, as reported by NASDAQ, is at least $30.00 per share (the "Accelerated Vesting Price") on fifteen (15) trading days within any thirty (30) consecutive-trading-day period (which period falls completely within the Accelerated Vesting Period), then, in such event, the Option shall vest in full upon close of the Nasdaq National Market on such fifteenth (15th) trading day (unless the Option has vested prior to such date pursuant to Section 9 hereof). The Option may not be exercised as to less than 100 shares at any one time, and in no event is exercisable for at least six months after the Award Date. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

                 4. METHOD OF EXERCISE AND PAYMENT. Exercise of the Option in whole or in part shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to Section 11(a)(1) below and either payment of the Price in full in cash or by check payable to the order of the Corporation or, with the permission of the Board, and in its sole discretion, by delivery of an acceptable secured promissory note promising to pay the Corporation the Price in full. Said promissory note shall provide for interest at a rate at least equal to the applicable Federal rate specified in Section 1274 of the Code.
The Optionee
may also deliver in payment of a portion or all of the Price, certificates for Common Stock, which shall be valued at the Fair Value Market Value of such Common Stock on the date of exercise of the Option.

                 5. CONTINUANCE OF EMPLOYMENT OR CONSULTING ARRANGEMENT. Nothing contained in this Award Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or constitute any contract or agreement of employment or consultation. Nothing contained in this Award Agreement shall interfere in any way with the right of the Corporation to (a) terminate the employment or retention of Optionee (either as an employee of, or a consultant to, the Corporation) at any time for any reason whatsoever, with or without cause, or (b) reduce the compensation received by the Optionee (either as an employee of, or a consultant to, the Corporation) from the rate in existence on the Award Date.

                 6. EFFECT OF TERMINATION OF RELATIONSHIP. The Option and all other rights hereunder, to the extent such rights shall not have been exercised prior to the later of the date on which the Optionee ceases to be either (i) employed by the Corporation or (ii) retained as a consultant to the Corporation, shall terminate and become null and void on the later of such dates (the later of such dates shall be referred to as the "Termination Date" for purposes of this Section 6); provided, however, that the Optionee may, to the extent the Option shall have become exercisable prior to such date, exercise the Option at any time (1) up to three months after the Termination Date, other than where termination of Optionee's employment or consultation relationship with the Corporation is the result of Retirement, Total Disability, death or Termination for Cause; (2) up to twelve months after the Termination Date if such termination occurs by reason of Retirement or Total Disability; or (3) until the Expiration Date, if the Optionee dies while in the employ of, or in a consulting relationship with, the Corporation or during the period referred to in clause (2) of this Section 6. During the period after death, the Option may, to the extent exercisable on the date of death (or earlier termination), be exercised by the person or persons to which the Optionee's rights under this Award Agreement shall pass by will or by the applicable laws of descent and distribution. Unless sooner terminated, the Option shall expire at the end of the applicable period specified in clauses
(1), (2) or (3) above, to the extent not exercised within that period. In no event may the Option be exercised by any person after the Expiration Date.

                 7. NON-ASSIGNABILITY OF OPTION. Amounts payable pursuant to the Award shall be paid only to the Optionee or the Optionee's Beneficiary or Personal Representative, as the case may be. Amounts payable under and interests in Awards shall not be subject to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution regardless of any community property or other interest therein of the Optionee's spouse or such spouse's successor in interest. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee, or such transferees, may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

                 8. ADJUSTMENTS UPON SPECIFIED CHANGES. If the outstanding shares of the Corporation of the class subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar transaction, appropriate adjustments, to be conclusively determined by and subject to the absolute discretion of the Board, shall be made in the number and/or type of shares or securities subject to the Option, the Price and the Accelerated Vesting Price, so that the total exercise price of the shares then subject to the Option shall remain unchanged.

                 9. ACCELERATION. In addition to the vesting acceleration provided for in Section 3, upon the occurrence of certain Events (as defined above), this Option shall immediately become fully exercisable unless prior to an Event the Board determines otherwise. However, the Option shall not be accelerated to a date less than six months after the Award Date.

                 10. OPTIONEE NOT A STOCKHOLDER. Neither the Optionee nor any other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any shares of Common Stock not actually issued and delivered to him or her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

                 11.  APPLICATION OF SECURITIES LAWS.

                 (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission (the "Commission"), the California Commissioner of Corporations and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Optionee represents, agrees and certifies that:

                          (1) If the Optionee exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement relating to the Common Stock issuable upon exercise and available for delivery to him a prospectus meeting the requirements of
         Section 10(a)(3) of the Securities Act ("Prospectus"), the Optionee will acquire the Common Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, he will furnish to the Corporation a written statement to such effect, satisfactory in form and substance to the Corporation; and

                          (2) If and when the Optionee proposes to offer or sell the Common Stock issued to him upon exercise of the Option, the Optionee will notify the Corporation prior to any such offering or sale and will abide by the opinion of counsel to the Corporation as to whether and under what conditions and circumstances, if any, he may offer and sell such shares, but such procedure need not be followed if a Prospectus was delivered to the Optionee with the shares of Common Stock and the Common Stock was and is listed on a national securities exchange.

                 (b) The Optionee understands that the certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the foregoing matters and any limitations under the Securities Act and state securities laws with respect to the transfer of such Common Stock, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable. Any person or person entitled to exercise the Option under the provisions of Section 6 above shall be bound by and obligated under the provisions of this Section 11 to the same extent as is the Optionee.

                 (c) The Board may impose such conditions on an Award or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended.

                 12. NOTICES. Any notice to be given to the Corporation under the terms of this Award Agreement shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Optionee shall be addressed to him at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as afore-said, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Notice given by any other means is deemed given upon actual receipt by the addressee.

                 13. EFFECT OF AWARD AGREEMENT. This Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation.

                 14. TAX WITHHOLDINGS. If the Corporation becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any Federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, on the first day upon which the Corporation becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Corporation in cash or by check payable to the Corporation.

                 15. LAWS APPLICABLE TO CONSTRUCTION. The Option has been granted, executed and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Award and this Award Agreement shall be governed by the laws of the State of California.

                 IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his hand as of the date and year first above written.



                                            SPECIAL DEVICES, INCORPORATED

                                            By:_________________________________
                                                   Thomas F. Treinen
                                                   President


                                            OPTIONEE

                                            ____________________________________
                                            (Signature)

                                            ____________________________________
                                            (Print Name)

                                           ____________________________________
                                           (Street Address)

                                            ____________________________________
                                            (City, State, Zip Code)

                                            ____________________________________
                                            (Social Security Number)

                                    ANNEX F

                         1996 PERFORMANCE STOCK OPTION
                                AWARD AGREEMENT

                 THIS AWARD AGREEMENT is dated as of December 30, 1996, by and between Special Devices, Incorporated, a Delaware corporation (the "Corporation"), and John M. Cuthbert (the "Optionee").

                              W I T N E S S E T H

                 WHEREAS, on December 30, 1996 the Compensation Committee of the Board of Directors (the "Board") has granted to the Optionee, as an inducement to Optionee's performance as a key employee of the Corporation, effective as of December 30, 1996 (the "Award Date") a stock option (the "Option" or "Award") to purchase all or any part of 100,000 shares of Common Stock, $.01 par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth; provided, however, that such Option grant is subject to ratification by the stockholders of the Corporation at its upcoming 1997 Annual Meeting of Stockholders;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1.  DEFINITIONS.

                 "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Award Agreement in the event of the Optionee's death.

                 "Change in Control" shall be deemed to have occurred if (A) there occurs a change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act, or, if Item 6(e) is no longer in effect, any regulations issued by the Commission which serve a similar purpose; (B) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the date hereof, such a beneficial owner of securities representing 20% or more of such voting power; or (C) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 "Commission" shall mean the Securities and Exchange
Commission.

                 "Event" shall mean any of the following:

                          (1)     Approval by the stockholders of the
Corporation of the dissolution or liquidation of the Corporation;

                          (2)     Approval by the stockholders of the
Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation;

                          (3)     Approval by the stockholders of the
Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

                          (4)     A Change in Control.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Fair Market Value" shall mean the closing sale price (or, if no closing sale price is reported, the closing bid price) of the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated. In the event that the stock is hereafter listed for trading on one or more United States national or regional securities exchanges, "Fair Market Value" shall mean the closing price on the exchange or system designated by the Board as the principal United States market in which the Common Stock is traded; provided, however, that if the Common Stock is not listed or admitted to trade on a national securities exchange, the Board may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Award Agreement.

                 "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of the Optionee, shall have acquired on behalf of the Optionee by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Award Agreement.

                 "Retirement" shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

                 "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                 "Termination for Cause" shall mean (i) conviction of a felony involving moral turpitude, (ii) gross and willful misconduct by Optionee that results in a material injury to the Corporation, (iii) a finding of gross dishonesty of Optionee that results in a material injury to the

Corporation, (iv) willful malfeasance or willful non-feasance by Optionee, provided that such malfeasance or non-feasance in fact has a material adverse effect on the Corporation or (v) continued insubordination or refusal to perform assigned duties which duties are commensurate with the Optionee's position or the terms of any employment agreement to which Optionee is a party (provided that Optionee shall have an opportunity to cure any act or failure to act pursuant to clause (v) within 15 days of receipt of a written notice specifically setting forth the basis for the purported termination).

                 "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

                 2. GRANT OF OPTION. The Corporation has granted to the Optionee as a matter of separate inducement and agreement as to Optionee's performance as a key employee of the Corporation, and not in lieu of any salary or other compensation for his services, the right and option to purchase, in accordance with the terms and conditions hereinafter set forth, all or any part of an aggregate of 100,000 shares of Common Stock at the price of $17.00 per share (the "Price"), the Fair Market Value on the date of grant, exercisable subject to the provisions of this Award Agreement prior to the close of business on December 30, 2006 (the "Expiration Date").

                 3. EXERCISABILITY OF OPTION. Except as otherwise provided in this Award Agreement, the Option may be exercised in whole or in part on and after December 30, 2001; provided, however, that if during the period commencing on the Award Date and ending on December 30, 1999 (the "Accelerated Vesting Period"), the closing sale price of the Common Stock on the Nasdaq National Market, as reported by NASDAQ, is at least $30.00 per share (the "Accelerated Vesting Price") on fifteen (15) trading days within any thirty (30) consecutive-trading-day period (which period falls completely within the Accelerated Vesting Period), then, in such event, the Option shall vest in full upon close of the Nasdaq National Market on such fifteenth (15th) trading day (unless the Option has vested prior to such date pursuant to Section 9 hereof). The Option may not be exercised as to less than 100 shares at any one time, and in no event is exercisable for at least six months after the Award Date. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

                 4. METHOD OF EXERCISE AND PAYMENT. Exercise of the Option in whole or in part shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to Section 11(a)(1) below and either payment of the Price in full in cash or by check payable to the order of the Corporation or, with the permission of the Board, and in its sole discretion, by delivery of an acceptable secured promissory note promising to pay the Corporation the Price in full. Said promissory note shall provide for interest at a rate at least equal to the applicable Federal rate specified in Section 1274 of the Code.
The Optionee may also deliver in payment of a portion or all of the Price, certificates for Common Stock, which shall be valued at the Fair Value Market Value of such Common Stock on the date of exercise of the Option.

                 5. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Award Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or constitute any contract or agreement of employment. Nothing contained in this Award Agreement shall interfere in any way with the right of the Corporation to (a) terminate the employment of Optionee at any time for any reason whatsoever, with or without cause, or (b) reduce the compensation received by the Optionee from the rate in existence on the Award Date.

                 6. EFFECT OF TERMINATION OF RELATIONSHIP. The Option and all other rights hereunder, to the extent such rights shall not have been exercised prior to the date the Optionee ceases to be employed by the Corporation, shall terminate and become null and void on such date; provided, however, that the Optionee may, to the extent the Option shall have become exercisable prior to such date, exercise the Option at any time (1) up to three months after termination of employment other than termination for Retirement, Total Disability, death or Termination for Cause; (2) up to twelve months after such termination if such termination occurs by reason of Retirement or Total Disability; or (3) until the Expiration Date, if the Optionee dies while in the employ of the Corporation or during the period referred to in clause (2) of this Section 6. During the period after death, the Option may, to the extent exercisable on the date of death (or earlier termination), be exercised by the person or persons to which the Optionee's rights under this Award Agreement shall pass by will or by the applicable laws of descent and distribution. Unless sooner terminated, the Option shall expire at the end of the applicable period specified in clauses (1), (2) or (3) above, to the extent not exercised within that period. In no event may the Option be exercised by any person after the Expiration Date.

                 7. NON-ASSIGNABILITY OF OPTION. Amounts payable pursuant to the Award shall be paid only to the Optionee or the Optionee's Beneficiary or Personal Representative, as the case may be. Amounts payable under and interests in Awards shall not be subject to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution regardless of any community property or other interest therein of the Optionee's spouse or such spouse's successor in interest. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee, or such transferees, may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

                 8. ADJUSTMENTS UPON SPECIFIED CHANGES. If the outstanding shares of the Corporation of the class subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar transaction, appropriate adjustments, to be conclusively determined by and subject to the absolute discretion of the Board, shall be made in the number and/or type of shares or securities subject to the Option, the Price and the Accelerated Vesting Price, so that the total exercise price of the shares then subject to the Option shall remain unchanged.

                 9. ACCELERATION. In addition to the vesting acceleration provided for in Section 3, upon the occurrence of certain Events (as defined above), this Option shall immediately become fully exercisable unless prior to an Event the Board determines otherwise. However, the Option shall not be accelerated to a date less than six months after the Award Date.

                 10. OPTIONEE NOT A STOCKHOLDER. Neither the Optionee nor any other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any shares of Common Stock not actually issued and delivered to him or her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

                 11.  APPLICATION OF SECURITIES LAWS.

                 (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission (the "Commission"), the California Commissioner of Corporations and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Optionee represents, agrees and certifies that:



                          (1) If the Optionee exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement relating to the Common Stock issuable upon exercise and available for delivery to him a prospectus meeting the requirements of
         Section 10(a)(3) of the Securities Act ("Prospectus"), the Optionee will acquire the Common Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, he will furnish to the Corporation a written statement to such effect, satisfactory in form and substance to the Corporation; and

                          (2) If and when the Optionee proposes to offer or sell the Common Stock issued to him upon exercise of the Option, the Optionee will notify the Corporation prior to any such offering or sale and will abide by the opinion of counsel to the Corporation as to whether and under what conditions and circumstances, if any, he may offer and sell such shares, but such procedure need not be followed if a Prospectus was delivered to the Optionee with the shares of Common Stock and the Common Stock was and is listed on a national securities exchange.

                 (b) The Optionee understands that the certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the foregoing matters and any limitations under the Securities Act and state securities laws with respect to the transfer of such Common Stock, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable. Any person or person entitled to exercise the Option under the provisions of Section 6 above shall be bound by and obligated under the provisions of this Section 11 to the same extent as is the Optionee.

                 (c) The Board may impose such conditions on an Award or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended.

                 12. NOTICES. Any notice to be given to the Corporation under the terms of this Award Agreement shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Optionee shall be addressed to him at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as afore-said, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Notice given by any other means is deemed given upon actual receipt by the addressee.

                 13. EFFECT OF AWARD AGREEMENT. This Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation.

                 14. TAX WITHHOLDINGS. If the Corporation becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any Federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, on the first day upon which the Corporation becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Corporation in cash or by check payable to the Corporation.

                 15. LAWS APPLICABLE TO CONSTRUCTION. The Option has been granted, executed and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Award and this Award Agreement shall be governed by the laws of the State of California.

                 IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his hand as of the date and year first above written.



                                           SPECIAL DEVICES, INCORPORATED

                                           By:_________________________________
                                                  Thomas F. Treinen
                                                  President


                                            OPTIONEE


                                            ____________________________________
                                            (Signature)

                                            ____________________________________
                                            (Print Name)

                                            ____________________________________
                                            (Street Address)

                                            ____________________________________
                                            (City, State, Zip Code)

                                            ____________________________________
                                            (Social Security Number)

                                    ANNEX G

                         1996 PERFORMANCE STOCK OPTION
                                AWARD AGREEMENT

                 THIS AWARD AGREEMENT is dated as of December 30, 1996, by and between Special Devices, Incorporated, a Delaware corporation (the "Corporation"), and Jack B. Watson (the "Optionee").

                              W I T N E S S E T H

                 WHEREAS, on December 30, 1996 the Compensation Committee of the Board of Directors (the "Board") has granted to the Optionee, as an inducement to Optionee's performance as an employee and/or consultant to the Corporation, effective as of December 30, 1996 (the "Award Date") a stock option (the "Option" or "Award") to purchase all or any part of 58,000 shares of Common Stock, $.01 par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth; provided, however, that such Option grant is subject to ratification by the stockholders of the Corporation at its upcoming 1997 Annual Meeting of Stockholders;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1.  DEFINITIONS.

                 "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Award Agreement in the event of the Optionee's death.

                 "Board Resolutions" shall mean the resolutions of the Compensation Committee of the Board of Directors authorizing this Option and containing the Earnings Per Share target levels.

                 "Change in Control" shall be deemed to have occurred if (A) there occurs a change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act, or, if Item 6(e) is no longer in effect, any regulations issued by the Commission which serve a similar purpose; (B) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the date hereof, such a beneficial owner of securities representing 20% or more of such voting power; or (C) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 "Commission" shall mean the Securities and Exchange
Commission.

                 "Event" shall mean any of the following:

                          (1)     Approval by the stockholders of the
Corporation of the dissolution or liquidation of the Corporation;

                          (2)     Approval by the stockholders of the
Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation;

                          (3)     Approval by the stockholders of the
Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

                          (4)     A Change in Control.

                 "Earnings Per Share" shall mean the earnings per share of the Corporation as determined in the manner set forth in the Board Resolutions authorizing this Option.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Fair Market Value" shall mean the closing sale price (or, if no closing sale price is reported, the closing bid price) of the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated. In the event that the stock is hereafter listed for trading on one or more United States national or regional securities exchanges, "Fair Market Value" shall mean the closing price on the exchange or system designated by the Board as the principal United States market in which the Common Stock is traded; provided, however, that if the Common Stock is not listed or admitted to trade on a national securities exchange, the Board may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Award Agreement.

                 "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of the Optionee, shall have acquired on behalf of the Optionee by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Award Agreement.

                 "Retirement" shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

                 "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                 "Termination for Cause" shall mean (i) conviction of a felony involving moral turpitude, (ii) gross and willful misconduct by Optionee that results in a material injury to the Corporation, (iii) a finding of gross dishonesty of Optionee that results in a material injury to the Corporation,
(iv) willful malfeasance or willful non-feasance by Optionee, provided that such malfeasance or non-feasance in fact has a material adverse effect on the Corporation or (v) continued insubordination or refusal to perform assigned duties which duties are commensurate with the Optionee's position or the terms of any employment or consultant agreement to which Optionee is a party (provided that Optionee shall have an opportunity to cure any act or failure to act pursuant to clause (v) within 15 days of receipt of a written notice specifically setting forth the basis for the purported termination).

                 "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

                 2. GRANT OF OPTION. The Corporation has granted to the Optionee as a matter of separate inducement and agreement as to Optionee's performance as a key employee and/or consultant of the Corporation, and not in lieu of any salary or other compensation for his services, the right and option to purchase, in accordance with the terms and conditions hereinafter set forth, all or any part of an aggregate of 58,000 shares of Common Stock at the price of $17.00 per share (the "Price"), the Fair Market Value on the date of grant, exercisable subject to the provisions of this Award Agreement prior to the close of business on December 30, 2006 (the "Expiration Date").

                 3. EXERCISABILITY OF OPTION. Except as otherwise provided in this Award Agreement, the Option may be exercised in whole or in part on and after December 30, 2004; provided, however, that if (i) during the period commencing on the Award Date and ending on December 30, 1997 (the "Initial Period"), Earnings Per Share is equal to or exceeds a certain target level set forth in the Board Resolutions for such Initial Period or (ii) during the period commencing on December 30, 1997 and ending on December 30, 1998 (the "Subsequent Period"), Earnings Per Share is equal to or exceeds a certain target level set forth in the Board Resolutions for such Subsequent Period, then, in such event, the Option shall accelerate and vest in full upon the achievement of either of the target levels for the Initial or Subsequent Periods (unless the Option has vested prior to such date pursuant to Section 9 hereof). The Option may not be exercised as to less than 100 shares at any one time, and in no event is exercisable for at least six months after the Award Date. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

                 4. METHOD OF EXERCISE AND PAYMENT. Exercise of the Option in whole or in part shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to Section 11(a)(1) below and either payment of the Price in full in cash or by check payable to the order of the Corporation or, with the permission of the Board, and in its sole discretion, by delivery of an acceptable secured promissory note promising to pay the Corporation the Price in full. Said promissory note shall provide for interest at a rate at least equal to the applicable Federal rate specified in Section 1274 of the Code. The Optionee may also deliver in payment of a portion or all of the Price, certificates for Common Stock, which shall be valued at the Fair Value Market Value of such Common Stock on the date of exercise of the Option.

                 5. CONTINUANCE OF EMPLOYMENT OR CONSULTING ARRANGEMENT. Nothing contained in this Award Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or constitute any contract or agreement of employment or consultation. Nothing contained in this Award Agreement shall interfere in any way with the right of the Corporation to (a) terminate the employment or retention of Optionee (either as an employee of, or a consultant to, the Corporation) at any time for any reason whatsoever, with or without cause, or (b) reduce the compensation received by the Optionee (either as an employee of, or a consultant to, the Corporation) from the rate in existence on the Award Date.

                 6. EFFECT OF TERMINATION OF RELATIONSHIP. The Option and all other rights hereunder, to the extent such rights shall not have been exercised prior to the later of the date on which the Optionee ceases to be either (i) employed by the Corporation or (ii) retained as a consultant to the Corporation, shall terminate and become null and void on the later of such dates (the later of such dates shall be referred to as the "Termination Date" for purposes of this Section 6); provided, however, that the Optionee may, to the extent the Option shall have become exercisable prior to such date, exercise the Option at any time (1) up to three months after the Termination Date, other than where termination of Optionee's employment or consultation relationship with the Corporation is the result of Retirement, Total Disability, death or Termination for Cause; (2) up to twelve months after the Termination Date if such termination occurs by reason of Retirement or Total Disability; or (3) until the Expiration Date, if the Optionee dies while in the employ of, or in a consulting relationship with, the Corporation or during the period referred to in clause (2) of this Section 6. During the period after death, the Option may, to the extent exercisable on the date of death (or earlier termination), be exercised by the person or persons to which the Optionee's rights under this Award Agreement shall pass by will or by the applicable laws of descent and distribution. Unless sooner terminated, the Option shall expire at the end of the applicable period specified in clauses
(1), (2) or (3) above, to the extent not exercised within that period. In no event may the Option be exercised by any person after the Expiration Date.

                 7. NON-ASSIGNABILITY OF OPTION. Amounts payable pursuant to the Award shall be paid only to the Optionee or the Optionee's Beneficiary or Personal Representative, as the case may be. Amounts payable under and interests in Awards shall not be subject to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution regardless of any community property or other interest therein of the Optionee's spouse or such spouse's successor in interest. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee, or such transferees, may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

                 8. ADJUSTMENTS UPON SPECIFIED CHANGES. If the outstanding shares of the Corporation of the class subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar transaction, appropriate adjustments, to be conclusively determined by and subject to the absolute discretion of the Board, shall be made in the number and/or type of shares or securities subject to the Option, the Price and the Earnings Per Share target figures as set forth in the resolutions of the Board authorizing this Option, so that the total exercise price of the shares then subject to the Option shall remain unchanged.

                 9. ACCELERATION. In addition to the vesting acceleration provided for in Section 3, upon the occurrence of certain Events (as defined above), this Option shall immediately become fully exercisable unless prior to an Event the Board determines otherwise. However, the Option shall not be accelerated to a date less than six months after the Award Date.

                 10. OPTIONEE NOT A STOCKHOLDER. Neither the Optionee nor any other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any shares of Common Stock not actually issued and delivered to him or her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

                 11.  APPLICATION OF SECURITIES LAWS.

                 (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission (the "Commission"), the California Commissioner of Corporations and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Optionee represents, agrees and certifies that:

                          (1) If the Optionee exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement relating to the Common Stock issuable upon exercise and available for delivery to him a prospectus meeting the requirements of
         Section 10(a)(3) of the Securities Act ("Prospectus"), the Optionee will acquire the Common Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, he will furnish to the Corporation a written statement to such effect, satisfactory in form and substance to the Corporation; and

                          (2) If and when the Optionee proposes to offer or sell the Common Stock issued to him upon exercise of the Option, the Optionee will notify the Corporation prior to any such offering or sale and will abide by the opinion of counsel to the Corporation as to whether and under what conditions and circumstances, if any, he may offer and sell such shares, but such procedure need not be followed if a Prospectus was delivered to the Optionee with the shares of Common Stock and the Common Stock was and is listed on a national securities exchange.

                 (b) The Optionee understands that the certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the foregoing matters and any limitations under the Securities Act and state securities laws with respect to the transfer of such Common Stock, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable. Any person or person entitled to exercise the Option under the provisions of Section 6 above shall be bound by and obligated under the provisions of this Section 11 to the same extent as is the Optionee.

                 (c) The Board may impose such conditions on an Award or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended.

                 12. NOTICES. Any notice to be given to the Corporation under the terms of this Award Agreement shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Optionee shall be addressed to him at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as afore-said, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Notice given by any other means is deemed given upon actual receipt by the addressee.

                 13. EFFECT OF AWARD AGREEMENT. This Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation.

                 14. TAX WITHHOLDINGS. If the Corporation becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any Federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, on the first day upon which the Corporation becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Corporation in cash or by check payable to the Corporation.

                 15. LAWS APPLICABLE TO CONSTRUCTION. The Option has been granted, executed and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Award and this Award Agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his hand as of the date and year first above written.



                                            SPECIAL DEVICES, INCORPORATED

                                            By:_________________________________
                                                     Thomas F. Treinen
                                                     President


                                            OPTIONEE


                                            ____________________________________
                                            (Signature)

                                            ____________________________________
                                            (Print Name)

                                            ____________________________________
                                            (Street Address)

                                            ____________________________________
                                            (City, State, Zip Code)

                                            ____________________________________
                                            (Social Security Number)

                                    ANNEX H

PROXY

                         SPECIAL DEVICES, INCORPORATED
                          16830 PLACERITA CANYON ROAD
                           NEWHALL, CALIFORNIA  91321



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
  SPECIAL DEVICES, INCORPORATED.

         The undersigned hereby appoints Thomas F. Treinen and John T. Vinke, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of Special Devices, Incorporated held of record by the undersigned on February 4, 1997, at the Annual Meeting of Stockholders to be held on March 19, 1997 and any postponements or adjournments thereof.

         1.      Election of Directors:

                 [ ] FOR both nominees listed below (except as marked to the contrary below).

                 [ ] WITHHOLD AUTHORITY to vote for both nominees listed below.

                     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.



                           THOMAS F. TREINEN    SAMUEL LEVIN

         2. To ratify 1996 Key Employee Stock Option and 1996 Performance Stock Option grants made to certain key employees of the Company.

                 [ ]  FOR              [ ]  AGAINST            [ ]  ABSTAIN

         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting and any and all postponements or adjournments thereof.

         PLEASE DATE, SIGN ON THE REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THE PROXIES WILL VOTE THE SHARES FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED IN ITEM 1, FOR ITEM 2 AND IN THEIR DISCRETION ON THE MATTERS DESCRIBED IN ITEM 3.

                            [Reverse Side of Proxy]

                 THIS PROXY when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for each of the nominees listed above in Item 1, for Item 2 and in their discretion on the matters described in Item 3.


          Do you plan to attend the meeting?

          [ ]  YES         [ ]  NO

                              Please sign exactly as your name appears on the stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in the partnership's or limited liability company's name by an authorized person.

                              DATED:  _______________, 1997


                              -------------------------------------------------
                              Signature


                              -------------------------------------------------
                              Signature if held jointly









                                      H-2